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                                  PROSPECTUS

                                OCTOBER 1, 2007

                       BROWN ADVISORY GROWTH EQUITY FUND

                             Institutional Shares
                                   A Shares

                       BROWN ADVISORY VALUE EQUITY FUND

                             Institutional Shares
                                   A Shares

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                             Institutional Shares
                                   A Shares
                                   D Shares

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                             Institutional Shares
                                   A Shares

                        BROWN ADVISORY OPPORTUNITY FUND

                             Institutional Shares
                                   A Shares

                       BROWN ADVISORY INTERNATIONAL FUND

                             Institutional Shares

                        BROWN ADVISORY REAL ESTATE FUND

                             Institutional Shares

                       BROWN ADVISORY MARYLAND BOND FUND

                             Institutional Shares

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

                             Institutional Shares
                                   A Shares

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS [LOGO] BROWN ADVISORY FUNDS

          RISK/RETURN SUMMARY                                      4
               Brown Advisory Growth Equity Fund                   4
                    Investment Objective                           4
                    Principal Investment Strategies                4
                    Summary of Principal Investment Risks          6
                    Who May Want to Invest in the Fund             6
                    Performance Information                        7
               Brown Advisory Value Equity Fund                    9
                    Investment Objective                           9
                    Principal Investment Strategies                9
                    Summary of Principal Investment Risks         10
                    Who May Want to Invest in the Fund            11
                    Performance Information                       11
               Brown Advisory Small-Cap Growth Fund               13
                    Investment Objective                          13
                    Principal Investment Strategies               13
                    Summary of Principal Investment Risks         14
                    Who May Want to Invest in the Fund            14
                    Performance Information                       15
               Brown Advisory Small-Cap Value Fund                17
                    Investment Objective                          17
                    Principal Investment Strategies               17
                    Summary of Principal Investment Risks         18
                    Who May Want to Invest in the Fund            19
                    Performance Information                       19
               Brown Advisory Opportunity Fund                    21
                    Investment Objective                          21
                    Principal Investment Strategies               21
                    Summary of Principal Investment Risks         22
                    Who May Want to Invest in the Fund            23
                    Performance Information                       23
               Brown Advisory International Fund                  26
                    Investment Objective                          26
                    Principal Investment Strategies               26
                    Summary of Principal Investment Risks         27
                    Who May Want to Invest in the Fund            28
                    Performance Information                       28

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
               Brown Advisory Real Estate Fund                    31
                    Investment Objective                          31
                    Principal Investment Strategies               31
                    Summary of Principal Investment Risks         32
                    Who May Want to Invest in the Fund            33
                    Performance Information                       34
               Brown Advisory Maryland Bond Fund                  36
                    Investment Objective                          36
                    Principal Investment Strategies               36
                    Summary of Principal Investment Risks         37
                    Who May Want to Invest in the Fund            38
                    Performance Information                       38
               Brown Advisory Intermediate Income Fund            41
                    Investment Objective                          41
                    Principal Investment Strategies               41
                    Summary of Principal Investment Risks         42
                    Who May Want to Invest in the Fund            43
                    Performance Information                       43

          FEE TABLES                                              46

          PRINCIPAL INVESTMENT RISKS                              51

          MANAGEMENT                                              57
                    The Advisor and Sub-Advisors                  57
                    Portfolio Managers                            59
                    Other Service Providers                       67
                    Fund Expenses                                 67

          YOUR ACCOUNT                                            68
                    How to Contact the Funds                      68
                    General Information                           68
                    Buying Shares                                 71
                    Selling Shares                                76
                    Exchange Privileges                           79
                    Choosing a Share Class                        81
                    Retirement Accounts                           86

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
        OTHER PERFORMANCE INFORMATION                               87
                  Performance Information for the Brown
                    Advisory Opportunity Fund                       87
                  Past Performance of Cardinal Capital
                    Management, L.L.C., Sub-Advisor --
                    Brown Advisory Small-Cap Value Fund             89
                  Past Performance of Philadelphia
                    International Advisors, LP, Sub-Advisor
                    -- Brown Advisory International Fund            91
                  Past Performance of Walter Scott &
                    Partners Limited, Sub-Advisor -- Brown
                    Advisory International Fund                     93

        OTHER INFORMATION                                           95
                  Distributions                                     95
                  Taxes                                             95
                  Organization                                      96

        FINANCIAL HIGHLIGHTS                                        97

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[LOGO] BROWN ADVISORY FUNDS RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

This Prospectus offers the following funds (each a "Fund" and collectively, the "Funds") and classes thereof:

                      FUND                            CLASSES
      Brown Advisory Growth Equity Fund    Institutional Shares; A Shares
      Brown Advisory Value Equity Fund     Institutional Shares; A Shares
      Brown Advisory Small-Cap Growth Fund Institutional Shares;
                                             A Shares, D Shares/(1)/

       Brown Advisory Small-Cap Value Fund Institutional Shares; A Shares
       Brown Advisory Opportunity Fund     Institutional Shares; A Shares
       Brown Advisory International Fund   Institutional Shares

             Brown Advisory Real Estate Fund   Institutional Shares
             Brown Advisory Maryland Bond Fund Institutional Shares

     Brown Advisory Intermediate Income Fund Institutional Shares; A Shares

/(1)/D Shares are only available for purchase to current shareholders through a pre-established distribution reinvestment program.

BROWN INVESTMENT ADVISORY INCORPORATED -- SERVES AS THE FUND'S INVESTMENT ADVISOR ("ADVISOR")

BROWN ADVISORY GROWTH EQUITY FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of domestic companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund invests primarily in domestic companies that the Advisor believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future. The Fund may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. Other attributes include, but are not

                                                                             4

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  [LOGO] BROWN ADVISORY FUNDS

limited to, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth. The Fund seeks to purchase securities that the Advisor considers to have attractive valuations based on the strong fundamentals of the underlying companies.

The Fund primarily invests in medium and large market capitalization companies. Medium and large market capitalization companies are those companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:
  . Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
  . Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
  . A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Advisor's belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered include:
  .  Product cycles, pricing flexibility and product or geographic mix
  .  Cash flow and financial resources to fund growth
  . Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock and its current market price.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if:
  . The stock subsequently fails to meet the Advisor's initial investment criteria

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  .  A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH COMPANY RISK. Securities of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term investment goal or investing emergency reserves.

                                                                             6

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PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares and A Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  2000      2001      2002      2003      2004      2005       2006
 ------    ------    ------    ------     -----     -----     ------
 -9.53%    -9.35%   -28.06%    29.89%     4.84%     3.34%     13.42%

     The calendar year-to-date total return as of June 30, 2007 was 7.95%.

During the periods shown in the chart, the highest quarterly return was 17.92% (for the quarter ended December 31, 2001) and the lowest quarterly return was -18.64% (for the quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2006 to the Russell 1000 Growth Index, the Fund's primary benchmark, and to the S&P 500 Index.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Growth Index and to the S&P 500 Index. Institutional Shares commenced operations on June 28, 1999. A Shares commenced investment operations on April 25, 2006. Performance information for A Shares for the period ending December 31, 2006 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

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
                                                                                         SINCE
BROWN ADVISORY GROWTH EQUITY FUND                                       1 YEAR 5 YEARS INCEPTION
Institutional Shares -- Return Before Taxes                             13.42%  2.80%    0.32%
Institutional Shares -- Return After Taxes on Distributions             13.42%  2.73%    0.25%
Institutional Shares -- Return After Taxes on Distributions and Sale of
Fund Shares                                                              8.72%  2.36%    0.23%

              A Shares -- Return Before Taxes  9.00% 1.01% -1.38%
              ---------------------------------------------------
              RUSSELL 1000 GROWTH INDEX/(1)/   9.07% 2.69% -1.65%
              S&P 500 INDEX/(1)/              15.79% 6.19%  2.47%

/(1)/For the period from June 28, 1999 through December 31, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Growth Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of fees, expenses or taxes. Investors may not directly invest in this index.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             8

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY VALUE EQUITY FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stock) of domestic companies with medium to large market capitalizations ("80% Policy"). Medium and large market capitalization companies are companies with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals. Emphasis is placed on companies that the Fund believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management. Since there are no formal sector/industry limitations, the Fund's portfolio is well diversified across many industries.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor uses in-house research and other sources to identify a universe of companies across a broad range of industries whose underlying fundamentals are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages. The Advisor focuses on companies that it believes exhibit the following:
  .  Sufficient cash flow and balance sheet strength to fund future growth
  . Leadership or potential leadership in markets with the opportunity for long-term growth
  . Proprietary products and service and new product development that sustains the company's brand franchise
  . A strong management team that is proactive, executes effectively, and anticipates and or adapts to change and is sensitive to shareholder interests
  . Product cycles, pricing flexibility, product or geographic mix that supports growth and stability
  . Catalysts for growth can include changes in regulation, management, business cycle, and business mix or industry consolidation.

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The Advisor's valuation discipline attempts to estimate a range of value for each company whose securities are considered for purchase. The range of value is used to estimate the spread or "margin of safety" between a company's current stock price and a reasonable worst case low price for the stock. The range is developed through an extensive valuation methodology that uses historic values, peer comparisons, private market value, and discounted cash flow analyses. A key objective of this analysis is to minimize the downside risk of investing in stocks which generally results in a portfolio with lower than market valuations and better than average fundamental characteristics.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:
  . The stock has reached its target price level and its present reward to risk ratio is unattractive
  . The stock is close to its target price level and its present reward to risk ratio is unattractive compared to a candidate company or an attractively valued existing holding
  . The company's fundamentals have deteriorated in a material, long term manner.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VALUE COMPANY RISK. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

SMALLER COMPANY RISK. Securities of smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

                                                                             10

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WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the average annual returns of Institutional and A Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Fund's Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  2004      2005      2006
 ------     -----    ------
 12.57%     6.24%    17.83%

     The calendar year-to-date total return as of June 30, 2007 was 6.71%.

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During the periods shown in the chart, the highest quarterly return was 8.95%
(for the quarter ended December 31, 2004) and the lowest quarterly return was -3.33% (for the quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2006 to the Russell 1000 Value Index, the Fund's primary benchmark.

The table also compares the average annual total return before taxes of A Shares to the Russell 1000 Value Index. Institutional Shares commenced operations on January 28, 2003. A Shares commenced on April 25, 2006. Performance information for A Shares for the period ended December 31, 2006 is based on the performance of Institutional Shares adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                                                             SINCE
BROWN ADVISORY VALUE EQUITY FUND                                                    1 YEAR INCEPTION
Institutional Shares -- Return Before Taxes                                         17.83%  17.77%
Institutional Shares -- Return After Taxes on Distributions                         16.36%  15.74%
Institutional Shares -- Return After Taxes on Distributions and Sale of Fund Shares 12.06%  14.41%

                 A Shares -- Return Before Taxes 12.96% 15.59%
                 ---------------------------------------------
                 RUSSELL 1000 VALUE INDEX/(1)/   22.25% 19.87%

/(1)/For the period from January 28, 2003 through December 31, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000-Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             12

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  [LOGO] BROWN ADVISORY FUNDS

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY SMALL-CAP GROWTH FUND

The Fund offers Institutional Shares and A Shares.

Effective April 25, 2006, all issued and outstanding A Shares were renamed D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (other than through a pre-established distribution reinvestment program).

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies ("80% Policy"). The Fund seeks to invest primarily in small companies with well above average growth prospects. Small companies are companies whose market capitalizations are equal to or less than $5 billion at the time the Fund purchases the issuer's securities ("Market Capitalization Range"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor begins by identifying a universe of small growth companies within the Market Capitalization Range. From these companies, the Advisor uses research and other sources of information to select those companies it believes have the potential to grow earnings at an above average rate annually. The Advisor then performs an in-depth analysis of the companies' fundamentals to identify those that have:
  . Substantial business opportunities relative to their operating history and size. These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates. In addition, the company's ability to innovate may help create new markets for its products or services
  . Proprietary products, services or distribution systems that provide the company with a competitive edge
  . Management that demonstrates a "growth mentality" and a plan that the Advisor can understand and monitor
  .  Attractively priced stocks compared to their growth potential.

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THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock if it believes:
  . The stock subsequently fails to meet the Advisor's initial investment criteria
  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH COMPANY RISK. Securities of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries

                                                                             14

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  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares, A Shares, and D Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Effective April 25, 2006, A Shares were renamed D Shares.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  2000        2001        2002        2003       2004        2005         2006
  ----        ----        ----        ----       ----        ----         ----
-15.59%     -12.96%     -39.41%      52.37%      7.82%       5.20%        8.57%




    The calendar year-to-date total return as of June 30, 2007 was 13.10%.

During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2006, to those of the Russell 2000 Growth Index, the Fund's primary benchmark.

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The table also compares the average annual total return before taxes of A
Shares and D Shares to the Russell 2000 Growth Index. Institutional Shares commenced operations on June 28, 1999. Performance information for D Shares reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares and D Shares will vary.

                                                                             SINCE
BROWN ADVISORY SMALL-CAP GROWTH FUND/(2)/                   1 YEAR 5 YEARS INCEPTION
Institutional Shares -- Return Before Taxes                 8.57%   2.60%    3.34%
Institutional Shares -- Return After Taxes on Distributions 8.57%   2.60%    3.23%
Institutional Shares -- Return After Taxes on Distributions
and Sale of Fund Shares                                     5.57%   2.23%    2.85%

         A Shares -- Return Before Taxes    N/A/(3)/   N/A      -2.46%
         D Shares -- Return Before Taxes  2.21%        N/A/(4)/ 16.72%
         -------------------------------------------------------------
         RUSSELL 2000 GROWTH INDEX/(1)/  13.35%      6.93%       3.41%

/(1)/For the period from June 28, 1999 through December 31, 2006.
/(2)/On April 25, 2006, all issued and outstanding A Shares were renamed as D
     Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.
/(3)/A Shares commenced investment operations on April 25, 2006 thus performance not available.
/(4)/D Share commenced operations on September 20, 2002 thus performance not available.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by stocks included in the index. Unlike performance of the Fund, the Russell 2000 Growth Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             16

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CONCEPTS TO UNDERSTAND

COMPANY FUNDAMENTALS means factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity. EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

BROWN ADVISORY SMALL-CAP VALUE FUND

The Fund offers Institutional Shares and A Shares. Effective April 25, 2006, all shares issued and outstanding were reclassified as Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies ("80% Policy").

Small companies are companies whose market capitalizations are less than $2.5 billion at the time the Fund purchases the issuer's securities. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund invests primarily in equity securities of companies that trade in the U.S. securities markets and that Cardinal Capital Management, L.L.C. ("Cardinal" or "Subadvisor"), the Fund's sub-advisor, believes are undervalued based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Excess cash flow, among other things, are used to pay dividends, make acquisitions, pay down debt and/or buy back stock.

THE SUB-ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES Cardinal seeks companies that are believed to have stable and predictable businesses that generate cash flow in excess of what is needed to pay all expenses and reinvest in the business, and have competent and motivated management teams. Cardinal also seeks companies whose securities are undervalued because of temporary issues that are likely to be resolved in the near future.

Cardinal focuses on gathering information on companies that are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate events (such as substantial share repurchases or insider buying) that may signal a company's undervaluation. Once investment opportunities are identified, Cardinal researches prospective companies by analyzing regulatory financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to get a clear understanding of the company's business model, competitive advantages and capital allocation discipline.

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Cardinal anticipates that the Fund's portfolio will consist of 45 to 60 positions, broadly diversified across industries and market sectors. Position sizes range from 1% to 4% of net assets measured at cost at the time of investment. Cardinal considers several factors in determining position size including the predictability of the business, the level of the stock price relative to the targeted purchase price, trading liquidity and catalysts that should result in stock price appreciation. Such catalysts may include the redeployment of excess cash to benefit shareholders, a turnaround in operations, the sale or liquidation of unprofitable operations, an accretive acquisition or merger, a change in management, an improvement in industry prospects or the cessation of circumstances which have depressed operating results.

THE SUB-ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES Portfolio securities are sold for a number of reasons, including the stock's expected return falling below 20% either due to price appreciation or adverse changes in company fundamentals, the market capitalization of the position reaching $5 billion, or the existence of better relative values elsewhere.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VALUE COMPANY RISK. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

See "Principal Risks" for further information.

                                                                             18

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WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by comparing the performance of Institutional Shares from year-to-year and how the average annual returns of Institutional Shares and A Shares compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Effective April 25, 2006, Fund shares issued and outstanding were reclassified as Institutional Shares.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  2004      2005      2006
 ------    ------    ------
 22.76%    13.01%    14.41%

     The calendar year-to-date total return as of June 30, 2007 was 6.81%.

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During the periods shown in the chart, the highest quarterly return was 12.91%
(for the quarter ended December 31, 2004) and the lowest quarterly return was -6.10% (for the quarter ended June 30, 2006).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Funds Institutional Shares as of December 31, 2006 to the Russell 2000 Value Index, the Fund's primary benchmark.

The table also compares the average annual total return before taxes of A Shares to the Russell 2000 Value Index. Institutional Shares commenced operations on October 31, 2003. As of December 31, 2006 A Shares had not commenced investment operations. Performance information for A Shares for the periods ended December 31, 2006 is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load. After-tax returns of A Shares will vary.

                                                                                             SINCE
BROWN ADVISORY SMALL-CAP VALUE FUND                                                 1 YEAR INCEPTION
Institutional Shares -- Return Before Taxes                                         14.41%  18.08%
Institutional Shares -- Return After Taxes on Distributions                         13.25%  16.65%
Institutional Shares -- Return After Taxes on Distributions and Sale of Fund Shares 10.30%  15.07%

                 A Shares -- Return Before Taxes  9.77% 15.79%
                 ---------------------------------------------
                 RUSSELL 2000 VALUE INDEX/(1)/   23.48% 18.25%

/(1)/For the period from October 31, 2003 through December 31, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 2000 Value Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             20

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.
PRICE/SALES RATIO means the amount an investor is willing to pay for a dollar of revenue.
PRICE/CASH FLOW RATIO means the price of a stock divided by free cash flow per share.

BROWN ADVISORY OPPORTUNITY FUND

The Fund offers Institutional Shares and A Shares. A shares are not currently available for purchase.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a nondiversified portfolio of equity securities and may incorporate either a growth or value investment approach to security selection. Similarly, it may also invest in companies regardless of size as measured by market capitalization. The Fund, therefore, seeks to achieve its goal of long-term appreciation without being restricted by investment style or market capitalization. Finally, the Fund is concentrated and will typically invest in thirty securities or fewer.

The Fund generally follows a growth strategy in selecting equity securities. The Fund's investment strategy also requires the Advisor to be sensitive to value when selecting stocks for the Fund's portfolio.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:
  . Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets
  . Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise
  . A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their

21

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peer groups and their growth opportunity. Valuation techniques also permit the
Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company's stock and its current market price.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:
  . The stock subsequently fails to meet the Advisor's initial investment criteria
  . A more attractively priced stock is found or if funds are needed for other purposes
  . The stock becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

NON-DIVERSIFICATION RISK. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

See "Principal Risks" for further information.

                                                                             22

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WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year to year and how the average annual returns of Institutional Shares compare to a broad measure of market performance. A Shares have not commenced operations. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., another mutual fund ("Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

23

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CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  1999      2000      2001      2002      2003      2004      2005      2006
 -------   -------   -------   -------   ------    ------    ------    ------
 286.53%   -24.94%   -44.37%   -47.60%   77.52%    -2.62%    -4.19%     3.20%

    The calendar year-to-date total return as of June 30, 2007 was 15.19%.

Investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations. For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.

During the periods shown in the chart, the highest quarterly return was 58.66% (for the quarter ended March 31, 1999) and the lowest quarterly return was -39.59% (for the quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Fund's Institutional Shares as of December 31, 2006 to the Russell 3000 Index, the Fund's primary benchmark. Institutional Shares commenced operations on June 29, 1998.

BROWN ADVISORY OPPORTUNITY FUND                                              SINCE
INSTITUTIONAL SHARES                                        1 YEAR 5 YEARS INCEPTION
Return Before Taxes                                         3.20%  -2.18%    4.42%
Return After Taxes on Distributions                         3.20%  -2.18%    4.00%
Return After Taxes on Distributions and Sale of Fund Shares 2.08%  -1.84%    3.69%
------------------------------------------------------------------------------------

                   RUSSELL 3000 INDEX/(1)/ 15.71% 7.17% 4.93%

/(1)/For the period from June 29, 1998 through December 31, 2006.

                                                                             24

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After-tax returns are calculated using the historical highest individual
Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market. The Russell 3000 Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 3000 Index's performance does not reflect the effect of fees, expenses or taxes.

25

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CONCEPTS TO UNDERSTAND

EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
EMERGING OR DEVELOPING MARKETS means generally countries other than Canada, the United States or those countries included in the Morgan Stanley Capital International EAFE Index ("EAFE Index"). Currently, the countries included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

BROWN ADVISORY INTERNATIONAL FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term total return consistent with reasonable risk to principal.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small, medium and large size companies located outside of the United States. The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. The Fund may also invest in emerging or developing markets. The Fund does not currently intend to concentrate its investments in the securities of companies located in any one country. Accordingly, the Fund will invest in a minimum of four countries including the United States. As of the Fund's fiscal year ended May 31, 2007, the Fund invested in the equity securities of companies located in 23 different foreign countries.

The Advisor uses a multi-manager structure and currently employs two sub-advisors with distinct investment styles to manage the Fund's assets on a daily basis. Under this multi-manager structure, the Advisor allocates the Fund's assets to the Sub-Advisors who are currently Philadelphia International Advisors, LP ("PIA") and Walter Scott & Partners Limited ("WSPL").

Although the Advisor delegates the day-to-day management of the Fund to the Sub-Advisors, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund's assets. The Advisor has retained an independent consultant to facilitate the selection of additional Sub-Advisors for the Fund, help monitor the performance of the Sub-Advisors and make recommendations regarding asset allocation amongst the Sub-Advisors (the "Consulting Services"). The allocation of assets to each Sub-Advisor may range from 0.00% to 100.00% of the Fund's assets and the Advisor may change the allocations at any time.

THE SUB-ADVISORS' PROCESSES -- PURCHASING PORTFOLIO SECURITIES PIA employs a value oriented investment strategy, which means that it focuses on companies that it believes are undervalued because the price of their common stocks

                                                                             26

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are inexpensive relative to their estimated earnings and/or dividend-paying ability over the long-term. PIA selects stocks to purchase on behalf of the Fund by evaluating information available regarding individual countries and companies. Countries in which the Fund will invest are selected by evaluating a number of factors including, but not limited to, a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth and government policies. Company selection is primarily determined by evaluating a company's growth outlook and market valuation based on price-to-earnings ratios, dividend yields and other operating and financial conditions.

WSPL employs a growth oriented investment strategy and focuses on companies worldwide that provide high return on equity and that operate in industries with above average, sustainable growth. WSPL identifies these companies by conducting detailed proprietary analyses of company financial statements and by conducting extensive interviews of company management regarding issues pertinent to company operations such as future business trends and competitive pressures.

THE SUB-ADVISORS' PROCESSES -- SELLING PORTFOLIO SECURITIES Each Sub-Advisor monitors the companies in the Fund's portfolio allocated to it for management to determine if there have been any fundamental changes in the companies. A Sub-Advisor may sell a stock or reduce its position in a stock if it believes:
  . It subsequently fails to meet the Sub-Advisor's initial investment criteria . A more attractively priced company is found or if funds are needed for other purposes
  . It becomes overvalued relative to the long-term expectation for the stock price.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in short-term instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VALUE COMPANY RISK. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

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GROWTH COMPANY RISK. Securities of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

FOREIGN SECURITIES/EMERGING MARKETS RISK. Foreign securities, including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk. Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries
  .  Need regular income or stability of principal
  .  Are pursuing a short-term goal or investing emergency reserves
  .  Cannot tolerate the risks of global investments.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's average annual performance of Institutional Shares from year-to-year and how the returns of the Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

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CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  2004         2005        2006
 ------       ------      ------
 16.25%       14.31%      20.96%

     The calendar year-to-date total return as of June 30, 2007 was 8.02%.

During the periods shown in the chart, the highest quarterly return was 13.20% (for the quarter ended December 31, 2004) and the lowest quarterly return was -1.12% (for the quarter ended June 30, 2005).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of Institutional Shares as of December 31, 2006, to the MSCI EAFE Index, the Fund's primary benchmark. Institutional Shares commenced operations on January 28, 2003.

                                                                       SINCE
  BROWN ADVISORY INTERNATIONAL FUND                           1 YEAR INCEPTION
  Institutional Shares -- Return Before Taxes                 20.96%  23.36%
  Institutional Shares -- Return After Taxes on Distributions 19.43%  21.27%
  Institutional Shares -- Return After Taxes on Distributions
  and Sale of Fund Shares                                     13.91%  19.61%
  ----------------------------------------------------------------------------

                       MSCI EAFE INDEX/(1)/ 26.34% 26.30%

/(1)/For the period from January 31, 2003 through December 31, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

29

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The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising those countries in the MSCI universe that represent the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the MSCI
EAFE Index's performance does not reflect the effect of fees, expenses or taxes.

                                                                             30

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CONCEPTS TO UNDERSTAND

EQUITY AND EQUITY RELATED SECURITIES include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.
REITS are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year.
EQUITY REIT refers to a REIT that invests the majority of its assets directly in real estate and derives its income primarily from rent.
MORTGAGE REIT refers to a REIT that invests the majority of its assets in real estate mortgages and derives its income primarily from interest payments. HYBRID REIT refers to a REIT that combines the characteristics of both Equity REITs and Mortgage REITs.

BROWN ADVISORY REAL ESTATE FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to produce a high level of current income as its primary objective and achieve capital appreciation as its secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity and equity related securities issued by "real estate companies," such as real estate investment trusts ("REITs") ("80% Policy"). A real estate company is a company that, at the time of the Fund's initial purchase, derives at least 50% of its revenues from the ownership, financing, construction, management or sale of commercial, industrial, or residential real estate or has at least 50% of it assets invested in such real estate. The companies that these REITs invest in are generally smaller companies. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

In seeking to fulfill its investment objective, the Fund generally focuses its investment in a non-diversified portfolio of REITs. The Fund anticipates that it will invest primarily in securities issued by equity REITs that are expected to have an above-average dividend rate relative to the REITs in the Fund's benchmark. The Fund intends to use these REIT dividends to help the Fund meet its primary investment objective of producing a high level of current income. The Fund may also invest in mortgage REITs and hybrid REITs. In addition to income from rent and interest, REITs may realize capital gains by selling properties or other assets that have appreciated in value.
The Fund may invest up to 20% of its net assets in investment grade fixed income securities of issuers, including real estate companies, governmental issuers and corporations. An investment grade fixed income security is
(i) rated in one of the four highest long-term or two highest short-term ratings categories by a nationally recognized statistical rating organization or (ii) is unrated and deemed to be of comparable quality to rated securities by the Advisor at the time of

31

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purchase. To the extent the Fund invests in such fixed income securities, it will invest primarily in securities with short to intermediate maturity (10 years or less), but may invest in fixed income securities of any maturity.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor uses fundamental real estate analysis and quantitative securities analysis to select investments in real estate companies that the Advisor believes will have favorable dividend yields and whose securities are attractively valued relative to comparable real estate companies. The Advisor uses the qualitative and quantitative data from its analyses to identify companies that have:
  .  Quality real estate portfolios in markets with some barriers to entry
  .  Attractive lease rollover schedules
  . Conservative financial structures that allow access to the capital markets in good and bad economic periods
  . Dividends that are not only covered by current cash flow, but also have the potential for growth
  . Management with capability to add value to their real estate portfolios through acquisitions, development, renovations, and financial positioning.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Advisor may sell a stock or reduce its position in a stock if it believes:
  . The stock has reached its target price level and its present reward/risk ratio is unattractive
  . The stock is close to its target price level and its present reward/risk ratio is unattractive compared to a candidate company or a more attractively valued existing holding
  . The company's fundamentals have deteriorated in a material, long-term manner.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             32

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REAL ESTATE MARKET RISK. The value of your investment in the Fund may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

REIT RISK. The Fund will bear its ratable share of a REIT's expenses including management, operating and administrative costs in addition to the Fund's operating expenses.

MID-CAP COMPANY. Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

SMALLER COMPANY RISK. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

INTEREST RATE RISK. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

CREDIT RISK. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's fixed income portfolio securities. Generally, investment risk and price volatility increase as a security's credit rating declines.

NON-DIVERSIFICATION RISK. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

See "Principal Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  . Are willing to tolerate share price volatility of equity investing . Are pursuing current income and long term growth of capital
  .  Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:
  .  Need stability of principal
  .  Cannot tolerate the possibility of sharp price swings and market declines
  .  Do not want to invest in a concentrated portfolio of real estate companies.

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PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's average annual performance of Institutional Shares from year-to-year and how the returns of Institutional Shares compare to a broad measure of market performance and to two additional indices comprised of REITs. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

  2004      2005      2006
 ------    ------    ------
 25.23%     6.58%    32.66%




    The calendar year-to-date total return as of June 30, 2007 was -8.23%.

During the periods shown in the chart, the highest quarterly return was 16.03% (for the quarter ended March 31, 2006) and the lowest quarterly return was -8.44% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURN The following table compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sales of the Institutional Shares as of December 31, 2006, to the S&P 500 Index, the Fund's primary benchmark, and to two REIT indices, the NAREIT Equity Index and the NAREIT Composite Index. Institutional Shares commenced operations on
December 10, 2003.

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
                                                                                             SINCE
BROWN ADVISORY REAL ESTATE FUND                                                     1 YEAR INCEPTION
Institutional Shares -- Return Before Taxes                                         32.66%  21.26%
Institutional Shares -- Return After Taxes on Distributions                         30.77%  19.40%
Institutional Shares -- Return After Taxes on Distributions and Sale of Fund Shares 22.16%  17.48%
----------------------------------------------------------------------------------------------------

                   S&P 500 INDEX/(1)/          15.79% 12.04%
                   NAREIT EQUITY INDEX/(2)/    35.06% 26.28%
                   NAREIT COMPOSITE INDEX/(2)/ 34.02% 24.31%

/(1)/For the period from December 10, 2003 through December 31, 2006. /(2)/For the period from December 10, 2003 through December 31, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

The NAREIT Equity Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs (as defined below) as determined and compiled by the National Association of Real Estate Investment Trusts. The NAREIT Equity Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the NAREIT Equity Index's performance does not reflect the effect of fees, expenses or taxes.

The NAREIT Composite Index is a commonly used index measuring the performance of all Equity REITs, Mortgage REITs and Hybrid REITs that also meet minimum size and liquidity requirements. Equity REITs include those REITs that own, manage and lease investment-grade commercial real estate. Mortgage REITs include those REITs that invest primarily in mortgages or mortgage-backed securities secured by single-family or commercial property. Hybrid REITs include those REITs with assets that are more evenly balanced between equity investments and debt investments of commercial real estate.

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CONCEPTS TO UNDERSTAND

BOND means a fixed income security with a long-term maturity, usually 5 years or longer.
FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
INVESTMENT GRADE SECURITY means a fixed income security rated in one of the four highest long-term or two highest short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality by the Fund's Advisor at the time of purchase.
MUNICIPAL SECURITY means a fixed income security issued by or on behalf of a state, its local governments and public financing authorities, and by U.S. territories and possessions.
NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates fixed income securities by relative credit risk. U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BROWN ADVISORY MARYLAND BOND FUND

The Fund offers Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

Although the Fund primarily invests in investment grade Maryland municipal securities, the Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions as well as U.S. Government securities. Municipal securities include municipal bonds, notes, and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities. The Fund invests in general obligation securities and revenue securities, including private activity bonds.

Normally, the Fund will invest at least 80% of the Fund's total assets in securities the interest of which is exempt from Federal and Maryland State income taxes. Interest from the Fund's investments may be subject to the Federal alternative minimum tax ("AMT").

Generally, the average weighted maturity of the Fund's portfolio securities will be between 4 and 10 years.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor continuously monitors economic factors such as interest rate outlook and

                                                                             36

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CONCEPTS TO UNDERSTAND

NOTE means a fixed income security with a short-term maturity, usually less than 1 year.
MATURITY means the date on which a fixed income security is (or may be) due and payable.

technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund's investment portfolio. The Advisor then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor may sell a fixed income security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
  .  The security subsequently fails to meet the Advisor's investment criteria
                           . A more attractive security is found or funds are needed for another purpose
                           . The Advisor believes that the security has reached its appreciation potential.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

CREDIT RISK. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities. Generally, investment risk and price volatility increase as a security's credit rating declines.

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PREPAYMENT/EXTENSION RISK. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund's return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

MARYLAND BONDS AND MUNICIPAL SECURITIES RISK. Adverse economic or political factors in Maryland will affect the Fund's NAV more than if the Fund invested in more geographically diverse investments.

NON-DIVERSIFICATION RISK. Concentration of the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

See "Principal Investment Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  .  Are a Maryland resident
  . Are an income-oriented investor in a high tax bracket and desire tax-exempt income
  .  Seek income and more price stability than stocks offer
  .  Are pursuing a long-term goal.

The Fund may NOT be appropriate for you if you:
  .  Are not a Maryland resident
  .  Are pursuing a short-term goal or are investing emergency reserves
  . Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)
  .  Do not desire tax-exempt income.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Institutional Shares from year to year and how the average annual returns of Institutional Shares compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

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PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of Institutional Shares for each full calendar year that the Fund has operated.

                                    [CHART]

   2001      2002      2003      2004      2005      2006
  -----     -----     -----     -----     -----     -----
  4.78%     8.99%     3.41%     2.17%     0.66%     2.85%

     The calendar year-to-date total return as of June 30, 2007 was 0.37%.

During the periods shown in the chart, the highest quarterly return was 4.07% (for the quarter ended June 30, 2002) and the lowest quarterly return was -2.03% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURN The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2006, to the Lehman Brothers 1-10 Year Blended Municipal Bond Index, the Fund's primary benchmark, ("Lehman or Blended Index"). Institutional Shares commenced operations on December 21, 2000.

                                                                             SINCE
BROWN ADVISORY MARYLAND BOND FUND                           1 YEAR 5 YEARS INCEPTION
Institutional Shares -- Return Before Taxes                 2.85%   3.58%    3.83%
Institutional Shares -- Return After Taxes on Distributions 2.85%   3.57%    3.83%

Institutional Shares -- Return After Taxes on Distributions and Sale of
Fund Shares                                                             2.88% 3.51% 3.75%
-----------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-10 YEAR BLENDED MUNICIPAL BOND INDEX/(1)/             3.74% 4.25% 4.46%

/(1)/For the period from December 31, 2000 through December 31, 2006.

39

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After-tax returns are calculated using the historical highest individual
Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The returns after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Blended Index is a market index published by Lehman Brothers of high quality, domestic fixed income securities with maturities of less than 10 years. The index is unmanaged and reflects reinvestment of interest and principal payments. Unlike the performance figures of the fund, the index performance does not reflect the effect of fees, expenses or taxes.

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CONCEPTS TO UNDERSTAND

FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
MORTGAGE-BACKED SECURITY means a fixed income security representing an interest in a pool of underlying mortgage loans.
ASSET-BACKED SECURITY means a fixed income security representing an interest in an underlying pool of assets such as automobile loans or credit card receivables.
MATURITY means the date on which a fixed income security is (or may be) due and payable.
NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates fixed income securities by relative credit risk. YIELD CURVE means a graph that plots the yield of all fixed income securities of similar quality against the securities' maturities.
STATED AVERAGE MATURITY means the dollar weighted maturity of the portfolio without consideration for potential changes in cash flows of the portfolio's securities.
WEIGHTED AVERAGE MATURITY refers to the dollar weighted average maturity of the portfolio, accounting for potential changes in cash flows of the portfolio's securities due to prepayments on mortgage backed and asset backed securities, puts and calls, and other foreseen changes to stated cash flows.

BROWN ADVISORY INTERMEDIATE INCOME FUND

The Fund offers Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S. Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

PORTFOLIO MATURITY The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years. Under normal circumstances, the Fund's portfolio will have an average dollar weighted maturity between 3 and 10 years ("Maturity Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes the limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years. Duration is a measurement of interest rate sensitivity. For example, if interest rates increase by 1%, under the Fund's duration policy, the value of the Fund may decrease between 2% to 5%.

PORTFOLIO SECURITIES CREDIT RATINGS The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of an NRSRO or is unrated and deemed to be of comparable quality by the Advisor.

THE ADVISOR'S PROCESS -- PURCHASING PORTFOLIO SECURITIES The Advisor determines the appropriate degree of interest rate risk (duration) and maturity

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structure (yield curve positioning) for the portfolio. This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve. The Advisor then determines the relative and absolute attractiveness of each of -- corporate securities, mortgage-backed securities, asset-backed securities and Treasury and agency securities. Finally, it searches for securities, which meet the maturity and duration needs of the Fund's portfolio.

THE ADVISOR'S PROCESS -- SELLING PORTFOLIO SECURITIES The Advisor may sell a fixed income security if it believes:
  . Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
  .  The security subsequently fails to meet the Advisor's investment criteria
  . A more attractive security is found or funds are needed for another purpose . The security has reached its appreciation potential.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

CREDIT RISK. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities. Generally, investment risk and price volatility increase as a security's credit rating declines.

PREPAYMENT/EXTENSION RISKS. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund's return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

                                                                             42

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  [LOGO] BROWN ADVISORY FUNDS


See "Principal Investment Risks" for further information.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
  .  Seek income
  .  Seek capital preservation
  .  Are pursuing a long-term goal
  .  Are willing to accept the risks of investing in fixed income securities.

The Fund may NOT be appropriate for you if you:
  . Are pursuing a short-term goal or are investing emergency reserves . Are seeking capital appreciation
  .  Can not tolerate fluctuation in the value of your investments.

PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's average annual performance from year to year and how returns compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of another mutual fund, Short-Intermediate Income Fund, Inc. ("Predecessor Fund"). The Predecessor Fund maintained the same investment objectives and similar investment policies to that of the Brown Advisory Intermediate Income Fund. The performance of the Institutional Shares for the period prior to September 20, 2002 is of the Predecessor Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

43

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[LOGO] BROWN ADVISORY FUNDS


CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the Institutional Shares for the past ten years.

                                    [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
7.40%   7.07%   1.03%   9.91%   8.36%   7.43%   3.91%   3.21%   1.57%   4.05%


     The calendar year-to-date total return as of June 30, 2007 was 1.36%.

We are reporting the performance of Institutional Shares because the Institutional Shares, the larger shareholder of the two classes, more accurately represents the base of the Fund.

During the periods shown in the chart the highest quarterly return in any calendar quarter was 4.25% (for the quarter ended September 30, 2002) and the lowest quarterly return in any calendar quarter was -1.78% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURN The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2006, to the Lehman Brothers Intermediate Aggregate Bond Index, the Fund's benchmark. After-tax returns for Institutional Shares will vary. The table also compares the average annual total return before taxes of A Shares to the Lehman Brothers Intermediate Aggregate Bond Index. Performance information for A Shares reflects the deduction of the maximum share load. A Shares and Institutional Shares commenced operations on May 13, 1991 and November 2, 1995, respectively.

             BROWN ADVISORY INTERMEDIATE
             INCOME FUND                    1 YEAR 5 YEARS 10 YEARS
             Institutional Shares --
             Return Before Taxes/(1)/       4.05%   4.02%   5.35%
             Institutional Shares --
             Return After Taxes on
             Distributions/(1)/             2.48%   2.47%   3.34%
             Institutional Shares --
             Return After Taxes on
             Distributions and Sale of
             Fund Shares/(1)/               2.61%   2.51%   3.33%

                A Shares -- Return Before
                Taxes                          2.23% 3.42% 4.91%
                ------------------------------------------------
                LEHMAN BROTHERS INTERMEDIATE
                AGGREGATE BOND INDEX/(2)/      4.58% 4.70% 5.98%

/(1)/The performance shown is of the Institutional Shares, which accurately represents the shareholder base of the Fund.
/(2)/For the period from October 31, 1995 through December 31, 2006.

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  [LOGO] BROWN ADVISORY FUNDS


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Lehman Brothers Intermediate Aggregate Bond Index, is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers Aggregate Bond Index. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of fees, expenses or taxes.

[LOGO] BROWN ADVISORY FUNDS FEE TABLES

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

                                                       BROWN ADVISORY              BROWN ADVISORY
SHAREHOLDER FEES                                        GROWTH EQUITY               VALUE EQUITY
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   FUND                        FUND
                                                 INSTITUTIONAL      A        INSTITUTIONAL      A
                                                    SHARES        SHARES        SHARES        SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)              None      3.50%/(1)(2)/     None      3.50%/(1)(2)/
Maximum Deferred Sales Charge (Load) Imposed on
Redemptions (as a percentage of the sale price)      None       None/(2)(3)/     None       None/(2)(3)/

Redemption Fee (as a percentage of amount redeemed) 1.00%/(5)/ None 1.00%/(5)/ None
Exchange Fee (as a percentage of amount redeemed)   1.00%/(5)/ None 1.00%/(5)/ None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                             0.75%        0.75%       0.75%  0.75%
  Distribution and/or Service (12b-1) Fees    0.00%        0.50%       0.00%  0.50%
  Other Expenses                              0.36%        0.69%       0.24%  0.49%/(12)/
  Acquired Fund Fees and Expenses/(10)/          --/(11)/     --/(11)/ 0.01%  0.01%

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 1.11%  1.94% 1.00%  1.75%/(12)/
 Fee Waiver and Expense Reimbursement          0.00% -0.33% 0.00% -0.14%
 Net Expenses                                  1.11%  1.61% 1.00%  1.61%/(12)/

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  [LOGO] BROWN ADVISORY FUNDS


SHAREHOLDER FEES
(FEES PAID DIRECTLY                 BROWN ADVISORY                     BROWN ADVISORY
FROM YOUR                             SMALL-CAP                           SMALL-CAP                BROWN ADVISORY
INVESTMENT)                          GROWTH FUND                         VALUE FUND               OPPORTUNITY FUND
                       INSTITUTIONAL      A              D       INSTITUTIONAL      A        INSTITUTIONAL      A
                          SHARES      SHARES/(4)/    SHARES/(4)/    SHARES        SHARES        SHARES        SHARES
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)            None        3.50%/(1)(2)/    None         None      3.50%/(1)(2)/     None      5.50%/(1)(2)/
Maximum Deferred
Sales Charge (Load)
Imposed on
Redemptions (as a
percentage of the sale
price)                     None         None/(2)(3)/    None         None       None/(2)(3)/     None       None/(2)(3)/

SHAREHOLDER FEES           BROWN
(FEES PAID DIRECTLY      ADVISORY
FROM YOUR              INTERNATIONAL
INVESTMENT)                FUND
                       INSTITUTIONAL
                          SHARES
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)            None
Maximum Deferred
Sales Charge (Load)
Imposed on
Redemptions (as a
percentage of the sale
price)                     None

Redemption Fee (as a
percentage of amount
redeemed)            1.00%/(5)/   None  None 1.00%/(5)/   None  1.00%/(5)/  None 1.00%/(5)/
Exchange Fee (as a
percentage of amount
redeemed)            1.00%/(5)/   None  None 1.00%/(5)/   None  1.00%/(5)/  None 1.00%/(5)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees      1.00%       1.00% 1.00% 1.00%       1.00%  1.00%      1.00% 1.05%/(9)/

Distribution and/or
Service (12b-1) Fees    0.00%        0.50%       0.25%       0.00%        0.50%        0.00%  0.25%/(6)/ 0.00%/(6)/
Other Expenses          0.28%        2.50%       0.39%       0.28%        2.77%        0.99%  1.06%      0.24%
Acquired Fund Fees and
Expenses/(10)/             --/(11)/     --/(11)/    --/(11)/    --/(11)/     --/(11)/  0.01%  0.01%         --/(11)/
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)                 1.28%        4.00%       1.64%       1.28%        4.27%        2.00%  2.32%/(6)/ 1.29%/(6)/

   Fee Waiver and Expense
   Reimbursement          0.00% -2.15% 0.00% 0.00% -2.41% -0.49% -0.61% 0.00%
   NET EXPENSES           1.28%  1.85% 1.64% 1.28%  1.86%  1.51%  1.71% 1.29%

[LOGO] BROWN ADVISORY FUNDS


                                                   BROWN ADVISORY BROWN ADVISORY       BROWN ADVISORY
SHAREHOLDER FEES                                    REAL ESTATE   MARYLAND BOND         INTERMEDIATE
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               FUND           FUND              INCOME FUND
                                                   INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL      A
                                                       SHARES         SHARES        SHARES        SHARES
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)       None           None          None      1.50%/(1)(2)/
Maximum Deferred Sales Charge (Load) Imposed
on Redemptions (as a percentage of the sale price)      None           None          None       None/(2)(3)/

Redemption Fee (as a percentage of amount
redeemed)                                         1.00%/(5)/ 1.00%/(5)/ 1.00%/(5)/ None
Exchange Fee (as a percentage of amount redeemed) 1.00%/(5)/ 1.00%/(5)/ 1.00%/(5)/ None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                          0.75%      0.50%      0.35%      0.35%
Distribution and/or Service (12b-1) Fees  None       None       None      0.25%
Other Expenses//                         0.51%/(8)/ 0.29%/(8)/ 0.25%/(8)/ 0.30%/(6)(8)/

Acquired Fund Fees and Expenses/(10)/              0.01%         --/(11)/    --/(11)/    --/(11)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(8)/ 1.27%      0.79%       0.60%       0.90%/(6)/
Fee Waiver and Expense Reimbursement               0.00%      0.50%       0.00%       0.00%
NET EXPENSES                                       1.27%/(8)/ 0.29%/(8)/  0.60%/(8)/  0.90%/(8)/

/(1)/No initial sales charge is applied to purchases of $1 million or more. /(2)/Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(3)/For each equity fund, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund). A CDSC of 0.50% will be charged on purchases of $1 million that are liquidated in whole or in part within two years of purchase for Brown Advisory Intermediate Income Fund.
/(4)/Effective April 25, 2006, all issued and outstanding A Shares were renamed
    D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program). A Shares offered in this prospectus are shares of a newly created Fund class.

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  [LOGO] BROWN ADVISORY FUNDS

/(5)/Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.
/(6)/Based on projected assets and projected annualized expenses for a twelve month period.
/(7)/Based on contractual fee waivers and expense reimbursement in effect through September 30, 2008 (excluding taxes, interest, portfolio transactions expenses, and extraordinary expenses). The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.
/(8)/Based on amounts for each Fund's fiscal year ended May 31, 2007 and restated to reflect current Fund administrative, Fund accountant and Fund transfer agency service fees.
/(9)/The management fees include an advisory fee of 1.00% of the Fund's average annual daily net assets plus up to 0.05% of the Fund's average daily net assets for reimbursement of consulting services costs.
/(10)/Acquired Fund Fees and Expenses ("AFFE") reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.
/(11)/Less than .01%.
/(12)/The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights Information, which reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class' Net Expenses (first year only) and Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          BROWN ADVISORY GROWTH    BROWN ADVISORY          BROWN ADVISORY
              EQUITY FUND        VALUE EQUITY FUND      SMALL-CAP GROWTH FUND
          INSTITUTIONAL    A    INSTITUTIONAL   A    INSTITUTIONAL   A      D
             SHARES      SHARES    SHARES     SHARES    SHARES     SHARES SHARES
 1 YEARS     $  113      $  508    $  102     $  508    $  130     $  531 $  167
 3 YEARS     $  353      $  907    $  318     $  869    $  406     $1,336 $  517
 5 YEARS     $  612      $1,331    $  552     $1,253    $  702     $2,156 $  892
 10 YEARS    $1,352      $2,509    $1,225     $2,329    $1,545     $4,280 $1,944

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
            BROWN ADVISORY                              BROWN ADVISORY BROWN ADVISORY
              SMALL-CAP            BROWN ADVISORY       INTERNATIONAL   REAL ESTATE
              VALUE FUND          OPPORTUNITY FUND           FUND           FUND
         INSTITUTIONAL   A    INSTITUTIONAL     A       INSTITUTIONAL  INSTITUTIONAL
            SHARES     SHARES    SHARES     SHARES/(1)/     SHARES         SHARES
1 YEARS     $  130     $  532    $  154       $  714        $  131         $  129
3 YEARS     $  406     $1,389    $  580       $1,179        $  409         $  403
5 YEARS     $  702     $2,257    $1,033       $1,670        $  708         $  697
10 YEARS    $1,545     $4,485    $2,288       $3,015        $1,556         $1,534

                           BROWN ADVISORY      BROWN ADVISORY
                         MARYLAND BOND FUND INTERMEDIATE INCOME FUND
                           INSTITUTIONAL    INSTITUTIONAL     A
                               SHARES          SHARES       SHARES
                1 YEARS         $ 30            $ 61        $  240
                3 YEARS         $202            $192        $  433
                5 YEARS         $389            $335        $  641
                10 YEARS        $931            $750        $1,241

/(1)/Not currently available for purchase.

PRINCIPAL INVESTMENT RISKS [LOGO] BROWN ADVISORY FUNDS

An investment in a Fund is subject to one or more of the risks identified in the following table. The identified risks are discussed in more detail in the disclosure that immediately follows the table.

                 FUND                                   RISK
 Brown Advisory Growth Equity Fund      General Market Risk; Smaller Company
                                        Risk; Growth Company Risk
 Brown Advisory Value Equity Fund       General Market Risk; Smaller Company
                                        Risk; Value Company Risk
 Brown Advisory Small-Cap Growth Fund   General Market Risk; Smaller Company
                                        Risk; Growth Company Risk
 Brown Advisory Small-Cap Value Fund    General Market Risk; Smaller Company
                                        Risk; Value Company Risk
 Brown Advisory Opportunity Fund        General Market Risk; Smaller Company
                                        Risk; Non-Diversification Risk
 Brown Advisory International Fund      General Market Risk; Smaller Company
                                        Risk; Foreign Securities Risk;
                                        Emerging Markets Risk; Growth Company
                                        Risk; Value Company Risk
 Brown Advisory Real Estate Fund        General Market Risk; Smaller Company
                                        Risk; Mid-Cap Company Risk; Real
                                        Estate Market Risk; Interest Rate
                                        Risk; Credit Risk;
                                        Non-Diversification Risk; REIT Risk
 Brown Advisory Maryland Bond Fund      General Market Risk; Interest Rate
                                        Risk; Credit Risk;
                                        Prepayment/Extension Risk; Maryland
                                        Bonds and Municipal Securities Risk;
                                        Non-Diversification Risk
 Brown Advisory Intermediate Income
 Fund                                   General Market Risk; Interest Rate
                                        Risk; Credit Risk;
                                        Prepayment/Extension Risk

GENERAL MARKET RISK

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund or a Fund could underperform other investments. Other general market risks include:
  . The market may not recognize what the Advisor or a Sub-Advisor believes to be the true value or growth potential of the stocks held by a Fund

51

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[LOGO] BROWN ADVISORY FUNDS

  . The earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline
  . The smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company
  . The Advisor's or a Sub-Advisor's judgment as to the growth potential or value of a stock may prove to be wrong
  . A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities
  . If a Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole.

GROWTH COMPANY RISK

An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

VALUE COMPANY RISK

Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that a stock is undervalued is subjective; the market may not agree, and a stock's price may not rise to what the investment manager believes is its full value. If the market does not consider the stock to be undervalued then the value of the Fund's shares may decline, even if stock prices generally are rising.

MID-CAP COMPANY RISK

Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-Cap companies may have limited product lines or resources and may be dependant upon a particular market niche.

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  [LOGO] BROWN ADVISORY FUNDS


SMALLER COMPANY RISK

If a Fund invests in smaller companies, an investment in the Fund may have the following additional risks:
  . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
  . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
  . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

FOREIGN SECURITIES RISK

If a Fund invests in foreign securities, an investment in that Fund may have the following additional risks:
  . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
  . Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities
  . Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar
  . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies
  . Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
  . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.

[LOGO] BROWN ADVISORY FUNDS

  . Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund' shareholders.

EMERGING MARKETS RISK

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:
  . Information about the companies in these countries is not always readily available
  . Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
  . Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
  . The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries
  . Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets
  . Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
  . Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
  . Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments
  . Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

REAL ESTATE MARKET RISK

If a Fund invests in real estate companies, an investment in the Fund may be subject to the following additional risks:
  .  Declines in the value of real estate
  .  Changes in interest rates
  .  Lack of available mortgage funds or other limits on obtaining capital
  .  Overbuilding

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  [LOGO] BROWN ADVISORY FUNDS

  .  Extended vacancies of properties
  .  Increases in property taxes and operating expenses
  .  Changes in zoning laws and regulations
  .  Casualty or condemnation losses.

INTEREST RATE RISK

If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

CREDIT RISK

If a Fund invests in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund's portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. A Fund that invests in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

PREPAYMENT/EXTENSION RISK

If a Fund invests in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities. A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities. Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

MARYLAND BONDS AND MUNICIPAL SECURITIES RISK

If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests. Adverse economic or political factors will affect a Fund's NAV more than if that Fund invested in more geographically diverse investments. As a result, the value of a Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

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In addition to the state's general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid. Certain Fund holdings may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities. Maryland general obligation bonds were rated Aaa by Moody's Investor Services as of 07/26/2007 and AAA by Standard & Poor's as of 07/30/07. There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of Maryland is contained in the SAI.

NON-DIVERSIFICATION RISK

If a Fund is "non-diversified," its investments are not required to meet certain diversification requirements under Federal law. A "non-diversified" Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

REIT RISK

If a Fund invests in a REIT, the Fund will bear a proportionate share of the REIT's on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

OTHER PRACTICES/RISKS

The Fund has entered into a securities lending agreement with Citibank, N.A. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. The Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may loss the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

MANAGEMENT [LOGO] BROWN ADVISORY FUNDS

Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Funds' Statement of Additional Information ("SAI").

THE ADVISOR AND SUB-ADVISORS

Each Fund's Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. The Advisor does business under the name of Brown Advisory. The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. The Advisor and its affiliates ("Brown" or the "Advisor") have provided investment advisory and management services to clients for over 10 years. As of May 31, 2007, Brown (excluding an affiliated broker-dealer) had approximately $7.1 billion of assets under management.

The Advisor receives an annual advisory fee from each Fund at an annual rate of each Fund's average annual daily net assets as indicated below. For the fiscal period/year ended May 31, 2007, the Advisor received, after applicable fee waivers,("Advisory Fee Received"), an advisory fee at an annual rate of each Fund's average annual daily net assets as follows:

                                                 ANNUAL    ADVISORY FEE
                                              ADVISORY FEE   RECEIVED
         Brown Advisory Growth Equity Fund       0.75%        0.75%
         Brown Advisory Value Equity Fund        0.75%        0.75%
         Brown Advisory Small-Cap Growth Fund    1.00%        1.00%

                Brown Advisory Small-Cap Value Fund 1.00% 1.00%
                Brown Advisory Opportunity Fund     1.00% 0.54%
                Brown Advisory International Fund   1.00% 1.00%
                Brown Advisory Real Estate Fund     0.75% 0.75%

              Brown Advisory Maryland Bond Fund       0.50% 0.41%
              Brown Advisory Intermediate Income Fund 0.35% 0.35%

The Advisor is also entitled to receive a maximum annual fee of 0.05% of the Fund's average daily net assets of Brown Advisory International Fund as reimbursement for Consulting Services costs incurred with respect to the Fund.

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[LOGO] BROWN ADVISORY FUNDS


A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreements between the Trust and the Advisor, the Sub-Advisory Agreement between the Advisor and each of Cardinal and PIA and the Sub-Advisory Agreement between the Advisor and WSPL (as a wholly-owned subsidiary of Mellon Financial Corporation) will be included in the Funds' semi-annual report for the six months ended November 30, 2007.

Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Opportunity Fund, Brown Advisory Real Estate Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Small-Cap Growth Fund.

Subject to the general oversight of the Board and the Advisor, the following sub-advisors (each a "Sub-Advisor) make the investment decisions for the following Funds:

                 FUND                                SUB-ADVISOR
 Brown Advisory Small-Cap Value Fund    Cardinal Capital Management, L.L.C.
                                        ("Cardinal")
 Brown Advisory International Fund      Philadelphia International Advisors,
                                        LP ("PIA")
                                        Walter Scott & Partners Limited
                                        ("WSPL")

Advisory fees for services rendered by each Sub-Advisor are paid by the Advisor and not the applicable Fund and are included in the "Advisory Fee Received" for the applicable Fund.

Cardinal, One Greenwich Office Park, Greenwich, Connecticut 06831, commenced operations as a Delaware limited liability company in 1995 and provides investment advisory services for clients, including endowments, public and private pension funds, and high net worth individuals seeking investments in small value companies. Brown Advisory Small-Cap Value Fund is the first mutual fund for which Cardinal has provided investment advisory services. As of May 31, 2007, Cardinal had over $1.6 billion of assets under management.

PIA, One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103, is a limited partnership founded in 2001 to provide investment advisory services for those seeking international equity investments. PIA has served as a Sub-Advisor to Brown Advisory International Fund since the Fund's inception in January 2003. As of May 31, 2007, PIA had approximately $9.6 billion of assets under management.

WSPL, One Charlotte Square, Edinburgh EH2 4DZ Scotland, was founded in 1983 and is a corporation organized under the laws of Scotland. Effective October 2, 2006, WSPL became a wholly-owned subsidiary of Mellon Financial Corporation. WSPL provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans (other than plan participants), and other pooled investments. WSPL has served as a Sub-Advisor to Brown Advisory International Fund since September 2004. As of May 31, 2007, WSPL had approximately $33 billion of assets under management.

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  [LOGO] BROWN ADVISORY FUNDS


In the future, the Advisor may propose to appoint or replace one or more Fund Sub-Advisors subject to Board and applicable shareholder approval requirements. Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, the Advisor, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisors for Brown Advisory International Fund without approval of Fund shareholders ("Exemptive Relief"). Each other Fund may rely on the Exemptive Relief upon approval of its shareholders. Pursuant to the exemptive order, each Fund that relies on the Exemptive Relief is required to notify shareholders of the retention of a new Sub-Advisor within 90 days of the hiring of the new Sub-Advisor. As of the date of the Prospectus, shareholders of Brown Advisory International Fund had approved the Manager of Manager Structure.

PORTFOLIO MANAGERS

BROWN ADVISORY GROWTH EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 1999. Mr. Geoffrey R.B. Carey has been the team's Chairman since the Fund's inception. He works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   GEOFFREY R.B. CAREY, CFA has been a member of Brown's senior management since 1998 and Chairman of Brown's Large-Cap Growth Equity Team since 1996. Mr. Carey shares responsibility for the day-to-day management of the Fund with Kenneth M. Stuzin. Though, Mr. Carey retains final decision making authority with respect to the Fund's management. Mr. Carey also chairs the Firm's Strategic Investment Committee, coordinating both strategic and tactical asset allocation. Prior to joining the Advisor in 1996, Mr. Carey spent over seven years with J.P, Morgan Investment Management ("J.P. Morgan"), most recently as Vice President and Portfolio Manager in Geneva, Switzerland, where he was responsible for global investment portfolios for non-U.S. clients. While at J.P. Morgan, he also managed the firms U.S. equity exposure for its overseas offices. He received his B.A. from Washington & Lee University in 1984 and his M.B.A. from the University of North Carolina in 1989.

   KENNETH M. STUZIN, CFA has been a member of Brown's senior management since 1998 and Vice Chairman of Brown's Large-Cap Growth Equity Team since 1996. Mr. Stuzin has also served as the Vice Chairman of the Fund's investment committee since the Fund's inception. Mr. Stuzin shares responsibility for the day-to-day management of the Fund. However, Mr. Carey retains all final decision making authority. Prior to joining Brown in 1996, Mr. Stuzin was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to that, he was a quantitative portfolio strategist in New York, advising clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.

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[LOGO] BROWN ADVISORY FUNDS


Other senior members of the investment team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Equity Research since 1999. Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund's investment team since the Fund's inception in 1999. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   PAUL Q. LI, CFA, PH.D. has been an Equity Research Analyst responsible for the health care sector at Brown since 2006. He is also a contributing research analyst for the Fund. Prior to joining the firm in 2006, he served in investment analyst positions at the Howard Hughes Medical Institute and the Bethlehem Steel Pension Trust. He holds an MBA from the Johnson Graduate School of Management at Cornell University and a B.S. from Wuhan
   University. Mr. Li also earned an M.S. in microbiology from the Chinese Academy of Science and a Ph.D. in molecular biology from Cornell. Prior to his career in the investment industry, he spent four years as a research scientist in Cornell's department of molecular medicine.

   ERIC H. CHA, CFA has been an Equity Research Analyst responsible for the consumer discretionary sector since July 2007. He is a contributing research analyst for the Brown Advisory Growth Equity Fund. Prior to joining the firm, he worked at Oppenheimer Funds as an Equity Analyst since 2003. He was an Investment Officer at Bethlehem Steel Pension Fund from 2000 to 2003. He received his MBA from New York University Leonard N. Stern School of Business in 2000 and was a charter member of the Michael Price Student Investment Fund. He worked as a summer associate for Sanford C. Bernstein. Prior to business school, he owned and operated a retail business. He holds a Bachelor of Arts degree in Economics from the University of Virginia.

BROWN ADVISORY VALUE EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 2003. Mr. Richard M. Bernstein has been the team's Chairman since the Fund's inception in 2003. He works with the team on developing and executing the Fund's investment program and retains decision-making authority over the day-to-day management of the Fund's assets:

   RICHARD M. BERNSTEIN, CFA has been a member of Brown's senior management since 1998 and Chairman of Brown's Large-Cap Value Equity Team since 1998. Mr. Bernstein is responsible for the day-to-day management of the Fund. Prior to joining the Advisor in 1993, Mr. Bernstein was Vice President and Director of Research at Mercantile-Safe Deposit & Trust Company where he was responsible for equity fund management and research. He is past president of the Baltimore Security Analysts Society. He received a B.A. and M.A. from The Johns Hopkins University in 1979 and 1983, respectively.

Other senior members of the investment team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Brown's Equity Research since 1999. Mr. Chew is a contributing research analyst for the Fund and has been a member of the

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  [LOGO] BROWN ADVISORY FUNDS

   Fund's investment team since the Fund's inception in 2003. Mr. Chew also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   DAVID B. POWELL, CFA has been the Portfolio Manager of the Opportunity Fund since 2007 and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown's growth and value strategies since 1999. He is a contributing research analyst for the Fund. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price. Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

   DORON S. EISENBERG, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York at Slattery Skanska, Inc. as an Equity Analyst and at Carret & Company as an Engineering Project Analyst from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

   MANEESH BAJAJ, CFA has been an Equity Research Analyst covering the financial services sector at Brown since 2005. He is also a contributing research analyst for the Fund. He received his M.B.A. from The Wharton School, University of Pennsylvania in 2002. He also holds a M.S. in computer science from University of Kentucky.

   MICHAEL POGGI, CFA has been an Equity Research Analyst for the consumer staples sector at Brown since 2003 and is a contributing research analyst for the Fund. Mr. Poggi received his B.S. and B.A. from the University of Richmond in 2003.

BROWN ADVISORY SMALL-CAP GROWTH FUND An investment team has managed the Fund's portfolio since its inception in 1999. Mr. Timothy W. Hathaway and Mr. Christopher A. Berrier, the team's Co-Chairmen since 2005, work with the team on developing and executing the Fund's investment program and retain equal decision-making authority over the day-to-day management of the Fund's assets:

   TIMOTHY W. HATHAWAY, CFA has been a member of Brown's senior management, Co-Chairman of Brown's Small-Cap Equity Team and Co-Chairman of the Fund's investment team since September 2005. Prior to 2005 he was a Research Analyst with the Large-Cap Growth Equity Team responsible for the consumer discretionary and energy sectors for ten years. Mr. Hathaway received his B.A. from Randolph Macon College in 1993 and his M.B.A. from Loyola College in 2001.

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[LOGO] BROWN ADVISORY FUNDS


   CHRISTOPHER A. BERRIER has been a member of Brown's senior management, Co-Chairman of Brown's Small-Cap Equity Team and Co-Chairman of the Fund's investment team since September 2005. Prior to joining Brown in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price for five years, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received an B.A. in economics from Princeton University in 2000.

Other senior members of the investment team include:

   CHARLES A. REID has been a Partner at Brown and an Equity Research Analyst responsible for identifying, selecting and monitoring emerging growth companies. He is a contributing research analyst for the Fund. He received his B.A in 1965 from Georgetown University.

   NICHOLAS P. COUTROS has been a Partner of Brown and an Equity Research Analyst supporting Brown's Small-Cap Growth Team. He is also a contributing research analyst for the Fund. He received his B.A. from Franklin and Marshall College in 1979 and his M.B.A. from Darden School of Business Administration, University of Virginia in 1983.

   FREDERICK L. MESERVE, JR. has been a Partner of Brown and a member of Brown's Small-Cap Growth Team. He is also a senior advisor to the Fund. He graduated from Princeton University with a B.S.E. degree in 1960 and from Columbia Business School with a M.B.A. degree in 1962.

   SUNG W. PARK has been an Equity Research Analyst at Brown since 2006. He is also a contributing research analyst for the Fund. Mr. Park received his B.A from Johns Hopkins University in 2000 and his M.B.A. from the University of Maryland Smith School of Business in 2006. Prior to business school,
   Mr. Park was an Associate Portfolio Manager and Research Analyst at Croft Leominster.

BROWN ADVISORY SMALL-CAP VALUE FUND Ms. Amy K. Minella, Mr. Eugene Fox III, and Mr. Robert B. Kirkpatrick have served at the Fund's portfolio managers since its inception in 2003 and share equal responsibility, in all respects, for the day-to-day management of the Fund's investment portfolio:

   AMY K. MINELLA has been a Managing Partner and Portfolio Manager of Cardinal since 1995. Ms. Minella is responsible for investment research and has served as one of the Fund's portfolio managers since 2003. Prior to founding Cardinal, Ms. Minella was a Managing Director of Deltec Asset Management where she created both the high yield management group in 1986 and the value equity group in 1992. Prior to that, Ms. Minella was in the corporate finance department at Merrill Lynch and in the credit department at Chase Manhattan Bank. She holds a B.A. from Mount Holyoke College and a M.B.A. from the Stanford Graduate School of Business.

   EUGENE FOX, III has been a Managing Director and Portfolio Manager of Cardinal since 1995. He is also responsible for investment research and has served as one of the Fund's portfolio manager since 2003. Prior to joining Cardinal, Mr. Fox was a Managing Director of Deltec Asset Management. Prior to that, Mr. Fox was an

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  [LOGO] BROWN ADVISORY FUNDS

   Investment Analyst for D.S. Kennedy & Co., a value equity firm. Prior to that, he was with FMC Corporation where he served in several different capacities including director of pension investments and manager of corporate finance. He holds a B.A. from the University of Virginia and a M.B.A. from the University of Chicago Graduate School of Business.

   ROBERT B. KIRKPATRICK, CFA, has been a Managing Director and Portfolio Manager of Cardinal since 2000. He is also responsible for investment research and has served as one of the Fund's portfolio manager since 2003. Prior to joining Cardinal, he was a co-founder of Breeco Management L.P., a value-oriented equity investment firm. Prior to that, he held senior investment positions at Unifund S.A., a global private investment company, Bigler Investment Management and CIGNA Corporation. He received his BA in economics from Williams College.

BROWN ADVISORY OPPORTUNITY FUND An investment team has managed the Fund since its inception in December 2005. Mr. David B. Powell is the team's Chairman and works with the team on developing and executing the Fund's investment program. Mr. Powell retains sole decision-making authority over the day-to-day management of the Fund's assets:

   DAVID B. POWELL, CFA has been the Portfolio Manager for the Fund since January 2007, and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown's growth and value strategies since 1999. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price. Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

Other senior members of the Fund's team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Equity Research since 1999. Mr. Chew is a contributing research analyst for the Fund and serves as the Advisor's technology analyst. He is also member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   DORON S. EISENBERG, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is also a contributing research analyst for the Fund. Prior to joining Brown in 2002, he worked in New York at Slattery Skanska, Inc. as an Equity Analyst and at Carret & Company as an Engineering Project Analyst from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

BROWN ADVISORY INTERNATIONAL FUND PIA's International Equity team has managed the Fund's assets allocated to PIA since the Fund's inception in 2003.
Mr. Andrew B. Williams, the team's lead portfolio manager, works with the team

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[LOGO] BROWN ADVISORY FUNDS

on developing and executing the Fund's investment program. The investment team makes specific portfolio recommendations (buys/sells) with Mr. Williams making the final decision. The following team members have decision-making authority over the day-to-day management of the Fund's assets:

   ANDREW B. WILLIAMS, CFA has been President and Chief Investment Officer of PIA since its founding in 2001. He has been the lead Portfolio Manager of the Fund since 2003. Prior to that, Mr. Williams was a Portfolio Manager at the Glenmede Trust Company and Glenmede Advisors, Inc., Glenmede Trust Company's wholly-owned subsidiary (collectively, "Glenmede"). Mr. Williams joined Glenmede in 1985 as Senior Vice President in charge of research. Prior to joining Glenmede, Mr. Williams was Vice President responsible for investment research at Lehman Brothers in New York, and previously spent three years as a research analyst at Provident National Bank.

   ROBERT C. BENTHEM DE GRAVE has been a contributing regional research analyst of the Fund with oversight for all northern European countries since 2003. Prior to that, Mr. Benthem de Grave was a Portfolio Manager at Glenmede since 1994. A native of the Netherlands, Mr. Benthem de Grave has particular expertise in the economies of Netherlands, Norway, Sweden, Finland, Denmark, Belgium, Germany and Switzerland. Prior to joining PIA, Mr. Benthem de Grave was employed with MeesPierson Capital Management, as a Security Analyst and Portfolio Manager.

   FREDERICK B. HERMAN, III, CFA has been a contributing regional research analyst for the Fund since 2003 and is responsible for Japan and Asia. Prior to that, Mr. Herman was a Portfolio Manager at Glenmede. Prior to that, Mr. Herman was a Director of International Investments at Denver Investment Advisors.

   PETER W. O'HARA, CFA has been a contributing regional research analyst for the Fund since 2003 and is responsible for research and strategy in southern Europe, namely, France, Italy, Spain and Greece. Prior to PIA, Mr. O'Hara served as a Portfolio Manager with Glenmede's International Equity Team since 2000 after having worked as a summer intern in 1999. Prior to Glenmede, Mr. O'Hara worked at HSBC Securities, where he served as a Vice President of Japanese equity sales and at Jefferies and Company as a sales/trader in their international equity department.

WSPL's entire investment staff, working together as a team, has managed the Fund's assets allocated to WSPL for management since the firm became a Sub-Advisor of the Fund in 2004. While Mr. Alan McFarlane (with back-up support from Mr. Roger Nisbet) is the lead portfolio manager for the WSPL investment team, all investment decisions are made by the entire team on a consensus basis. The team's more experienced members provide leadership to the firm's investment activities. The five most experienced members of WSPL's investment team, inclusive of Messrs. McFarlane and Nisbet, are: Dr. Walter Scott, Dr. Ken Lyall and Mr. Ian Clark:

   DR. WALTER GRANT SCOTT has been a member of WSPL's investment team since founding the firm in 1983. Dr. Scott resigned as Chairman and main board director in May 2007 but remains a full-time employee. Prior to forming WSPL, Dr. Scott was a Director at Ivory & Sime plc, also in Edinburgh, Scotland, most recently as a

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   Director and a member of the firm's Executive Committee. While with Ivory &
   Sime plc, Dr. Scott established the firm's UK pension fund management business. He received a degree in Physics from the University of Edinburgh in 1969 and his PhD in Nuclear Physics from Trinity Hall, Cambridge University in 1972.

   ALAN MCFARLANE has been Managing Director of WSPL and a member of the firm's investment team since 2001. He is the lead portfolio manager of the Fund. Prior to 2001, Mr. McFarlane was a Managing Director of the Institutional Division at Global Asset Management in London. While with Global Asset Management, Mr. McFarlane established the firm's institutional investment management business whose assets under management peaked in 1999 at $4.4 billion just prior to the firm's acquisition by UBS in 1999. Prior thereto, he was a Director at Ivory & Sime plc in Edinburgh.

   DR. KENNETH J. LYALL has been a Senior Investment Director and a member of WSPL's investment team since 1983. Mr. Lyall is a contributing research and investment analyst for the Fund. On June 1, 2007, Dr. Lyall was appointed as Chairman of the Board. From 1971 to 1977, Dr. Lyall was employed by Arthur Andersen as a member of the firm's Small Business Special Advisory Group. He received a degree in Economics and Economics History in 1971 and a PhD in 1983 from the University of Edinburgh. After receipt of his PhD in 1977, Dr. Lyall continued his relationship with the University as a Research Fellow in Finance.

   IAN CLARK has been a Director, Senior Advisor and member of WSPL's investment team since co-founding WSPL with Dr. Scott in 1983. Mr. Clark is a contributing research and investment analyst for the Fund. He is also is responsible for training the firm's junior investment staff. Prior to WSPL, Mr. Clark was employed by Ivory & Sime plc in Edinburgh for nearly twenty years, most recently as a Director and member of the firm's Executive Committee.

   RODGER NISBET has been a Director of WSPL since 2004 and a member of WSPL's investment team since joining the firm in 1993. He is the back up support for the lead portfolio manager of the Fund. Prior to joining WSPL he established and ran his own real estate business. In addition to his investment responsibilities, Mr. Nisbet is responsible for the firm's Canadian business. He has a degree in architecture from the University of Dundee.

BROWN ADVISORY REAL ESTATE FUND An investment team has managed the Fund's portfolio since its inception in 2003. Mr. Darryl Oliver and Mr. William K. Morrill work with the team on developing and executing the Fund's investment program. Mr. Oliver has sole decision-making authority over the day-to-day management of the Fund's assets.

   DARRYL R. OLIVER, CFA has been an Equity Research Analyst at Brown since 2003 and Co-Chairman of Brown's Real Estate Team and Portfolio Manager of the Fund since 2006. From 2003 to 2006, he served as a Research Analyst as well as the Assistant Portfolio Manager for the Fund. From 1998 to 2003 he served as an Assistant Portfolio Manager for Brown's Large-Cap Growth Equity Team. He is a member of the National Association of

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   Real Estate Investment Trusts ("NAREIT"). He graduated with a B.A. from the
   University of Maryland, Baltimore County in 1995, and received an M.B.A. from the University of Maryland, College Park in 2002 with a concentration in finance.

   WILLIAM K. MORRILL is currently the Chairman of the Investment Committee and a Managing Director of CB Richard Ellis Global Real Estate Securities, LLC ("CBRE"). He is a portfolio consultant to the Fund and is Co-Chairman of Real Estate Team. Mr. Morrill was a member of Brown's management and Chairman of the Real Estate Team from 2003 until September 2006. He also served as the Fund's Portfolio Manager from its inception in 2003 through September 2006. Prior to joining the Advisor, Mr. Morrill was a Managing Director and Chief Executive Officer of LaSalle Investment Management ("LaSalle") since 1995. He was in charge of the REIT division of LaSalle and its predecessor companies from 1985 through 2003. Mr. Morrill has over 18 years of real estate experience and is a member of the National Association of Real Estate Investment Trusts ("NAREIT") where he was on the Editorial Board for the REIT Report published by NAREIT. He has authored articles on real estate investment trusts in Investment Decisions, Real Estate Finance, Pension World, and Real Estate Accounting and Taxation. Mr. Morrill holds a B.A. degree from the Johns Hopkins University and an M.B.A with distinction from the Harvard Business School.

BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND Mr. Paul D. Corbin and Ms. Monica M. Hausner are the portfolio managers for Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund. While Mr. Corbin and Ms. Hausner share responsibilities for the day-to-day management of each Fund, Mr. Corbin retains final decision making authority with respect to the management of Brown Advisory Intermediate Income Fund while Ms. Hausner retains final decision making authority with respect to Brown Advisory Maryland Bond Fund.

   PAUL D. CORBIN has been a member of Brown's senior management since 1998. He has been the lead Portfolio Manager for Brown Advisory Intermediate Income Fund since 1991 and has been a Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000. Since 1991, he has been responsible for fixed income trading with a focus in taxable bonds. Mr. Corbin has over 22 years investment experience, managing both taxable and non-taxable portfolios and trading with a concentration in taxable bonds. He has been with Brown and its predecessors for over 14 years. Prior to joining Brown, he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First Maryland Asset Management. Mr. Corbin received a B.A. from the University of Virginia in 1974 and a M.B.A. from George Washington University in 1981.

   MONICA M. HAUSNER has been a fixed income lead Portfolio Manager since 1992. She has been Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000 and a Portfolio Manager for Brown Advisory Intermediate Income Fund since 1992. She has been responsible for fixed income trading with a focus in tax-exempt bonds since 1997. Ms. Hausner has been with Brown and its predecessors for over 13 years and has managed both cash management funds and separate accounts. Prior to joining Brown, she was a Vice President at First Maryland Asset Management. She received her B.S. from Towson University in 1983.

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The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in a Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to each Fund.

Citibank, N.A. provides certain securities lending services to the Brown Advisory International Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Sarbanes-Oxley certifying officers as well as certain additional compliance support functions to each Fund.

The Distributor and FCS are not affiliated with the Advisor or with Citi or its affiliates.

FUND EXPENSES

Each Fund pays for its operating expenses out of its own assets. Expenses of a Fund share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers/expense reimbursements are reflected in the section "Fee Table."

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HOW TO CONTACT THE FUNDS

WRITE TO US AT:
  Brown Advisory Funds
  P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Brown Advisory Funds
  Three Canal Plaza
  Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (800) 540-6807 (toll free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Re: (Name of Your Fund
  and Class)
  (Your Name)
  (Your Account Number)
GENERAL INFORMATION

You may purchase (only through a distribution reinvestment program established prior to April 25, 2006 for D Shares of Brown Advisory Small-Cap Growth Fund) or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class (except D Shares of Brown Advisory Small-Cap Growth Fund) at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 68 through 86). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV minus any applicable sales charge, redemption or exchange fee. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from any Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

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The NAV of each Fund class is determined by taking the market value of the
Fund's total assets, subtracting liabilities, and then dividing the net assets by the number of outstanding shares of the Fund class. If a Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund class calculates its NAV, or
(iii) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund class calculates it's NAV.

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund each invest in the securities of smaller companies. A Fund's investment in securities of smaller companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, Brown Advisory International Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NEW YORK STOCK EXCHANGE HOLIDAY SCHEDULE The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

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To the extent the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Advisor or any of its agents may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate Brown Advisory Securities, LLC a portion of its annual advisory fee paid by a Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC. The Advisor or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institutions a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub transfer agency, record-keeping or shareholder communications services) for the benefit of Fund shareholders. Such payments by such parties may create an incentive for these financial institutions such as Brown Advisory Securities, LLC to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and the Fund's website.

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BUYING SHARES

HOW TO MAKE PURCHASES Unless purchased through a third party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

  CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Brown Advisory Funds" or to one or more owners of the account and endorsed to "Brown Advisory Funds". For all other accounts, the check must be made payable on its face to "Brown Advisory Funds." A $20 charge may be imposed on any returned checks.

  ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                                                   MINIMUM    MINIMUM
                                                   INITIAL   ADDITIONAL
                                                  INVESTMENT INVESTMENT
        INSTITUTIONAL SHARES/(1)/
        Standard Accounts                           $5,000      $100
        Traditional and Roth IRA Accounts           $2,000      $100
        Accounts with Systematic Investment Plans   $2,000      $100

             A SHARES
             Standard Accounts                         $2,000 $100
             Traditional and Roth IRA Accounts         $1,000  N/A
             Accounts with Systematic Investment Plans $  250 $100

                       Qualified Retirement Plans N/A N/A

/(1)/Minimum initial investment for standard accounts, traditional and Roth IRA accounts, accounts with systematic investment plans and qualified retirement plans is $2,000, $1,000, $250 and $0, respectively, for Institutional Shares of Brown Advisory Small-Cap Value Fund. There is no additional investment minimum required for Traditional and Roth IRA accounts and qualified retirement plans with respect to Institutional Shares of Brown Advisory Small-Cap Value Fund.

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The Trust has ceased the public offering of D Shares of Brown Advisory
Small-Cap Growth Fund. This means that the class is closed to new investors and current shareholders may not purchase additional shares.

ACCOUNT REQUIREMENTS


            TYPE OF ACCOUNT                          REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND    .  Instructions must be signed by all
 JOINT ACCOUNTS                            persons required to sign exactly
 Individual accounts and sole              as their names appear on the
 proprietorship accounts are owned by      account.
 one person. Joint accounts have two    .  Provide a power of attorney or
 or more owners (tenants).                 similar document for each person
                                           that is authorized to open or
                                           transact business for the account
                                           if not a named account owner.
 GIFTS OR TRANSFERS TO A MINOR (UGMA,   .  Depending on state laws, you can
 UTMA)                                     set up a custodial account under
 These custodial accounts provide a        the UGMA or the UTMA.
 way to give money to a child and       .  The custodian must sign
 obtain tax benefits.                      instructions in a manner
                                           indicating custodial capacity.
 BUSINESS ENTITIES                      .  Provide certified articles of
                                           incorporation, a government-issued
                                           business license or certificate,
                                           partnership agreement or similar
                                           document evidencing the identity
                                           and existence of the business
                                           entity.
                                        .  Submit a secretary's (or similar)
                                           certificate listing the person(s)
                                           authorized to open or transact
                                           business for the account.
 TRUSTS (INCLUDING CORPORATE PENSION    .  The trust must be established
 PLANS)                                    before an account can be opened.
                                        .  Provide the first and signature
                                           pages from the trust document
                                           identifying the trustees.
                                        .  Provide a power of attorney or
                                           similar document for each person
                                           that is authorized to open or
                                           transact business in the account
                                           if not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

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If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of shares of the Fund's Institutional Shares are subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 14 days of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges."

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The investment in foreign securities may make Brown Advisory International Fund and Brown Advisory Real Estate Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory International Fund, and Brown Advisory Real Estate Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

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INVESTMENT PROCEDURES


        HOW TO OPEN AN ACCOUNT               HOW TO ADD TO YOUR ACCOUNT
 THROUGH A FINANCIAL ADVISOR            THROUGH A FINANCIAL ADVISOR
 .  Contact your Advisor using the      .  Contact your Advisor using the
    method that is most convenient for     method that is most convenient for
    you                                    you
 BY CHECK                               BY CHECK
 .  Call us, write us or visit          .  Fill out an investment slip from a
    www.brownadvisory.com for an           confirmation or write us a letter
    account application                 .  Write your account number on your
 .  Complete the application (and          check
    other required documents)           .  Mail us the slip (or your letter)
 .  Mail us your application (and          and the check
    other required documents) and a
    check
 BY WIRE                                BY WIRE
 .  Call us, write us or visit          .  Call to notify us of your incoming
    www.brownadvisory.com for an           wire
    account application                 .  Instruct your financial
 .  Complete the application (and          institution to wire your money to
    other required documents)              us
 .  Call us to fax the completed
    application (and other required
    documents) and we will assign you
    an account number
 .  Mail us your original application
    (and other required documents)
 .  Instruct your financial
    institution to wire your money to
    us
 BY ACH PAYMENT                         BY SYSTEMATIC INVESTMENT
 .  Call us, write us or visit          .  Complete the systematic investment
    www.brownadvisory.com for an           section of the application
    account application                 .  Attach a voided check to your
 .  Complete the application (and          application
    other required documents)           .  Mail us the completed application
 .  Call us to fax the completed           and voided check
    application (and other required     .  We will electronically debit the
    documents) and we will assign you      purchase amount from the financial
    an account number                      institution account identified on
 .  Mail us your original application      your account application
    (and other required documents)
 .  We will electronically debit the
    purchase amount from the financial
    institution account identified on
    your account application

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SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class (except D Shares of Brown Advisory Small-Cap Growth Fund and "A" Shares of Brown Advisory Opportunity Fund) once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES The Fund processes redemption orders received in good order, promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within a week. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.


                     HOW TO SELL SHARES FROM YOUR ACCOUNT
                     THROUGH A FINANCIAL ADVISOR
                     .  Contact your Advisor using the
                        method that is most convenient for
                        you
                     BY MAIL
                     .  Prepare a written request
                        including:
                     .  Your name(s) and signature(s)
                     .  Your account number
                     .  The Fund name and class
                     .  The dollar amount or number of
                        shares you want to sell
                     .  How and where to send the
                        redemption proceeds
                     .  Obtain a signature guarantee (if
                        required)
                     .  Obtain other documentation (if
                        required)
                     .  Mail us your request and
                        documentation
                     BY WIRE
                     .  Wire redemptions are only
                        available if your redemption is
                        for $5,000 or more and you did not
                        decline wire redemption privileges
                        on your account application
                     .  Call us with your request (unless
                        you declined telephone redemption
                        privileges on your account
                        application) (See "By Telephone")
                        OR
                     .  Mail us your request (See "By
                        Mail")

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                     BY TELEPHONE
                     .  Call us with your request (unless
                        you declined telephone redemption
                        privileges on your account
                        application)
                     .  Provide the following information:
                     .  Your account number
                     .  Exact name(s) in which the account
                        is registered
                     .  Additional form of identification
                     .  Redemption proceeds will be:
                     .  Mailed to you OR
                     .  Electronically credited to your
                        account at the financial
                        institution identified on your
                        account application.
                     SYSTEMATICALLY
                     .  Complete the systematic withdrawal
                        section of the application
                     .  Attach a voided check to your
                        application
                     .  Mail us your completed application
                     .  Redemption proceeds will be
                        electronically credited to your
                        account at the financial
                        institution identified on your
                        account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may overnight your redemption order. Overnight mail redemption orders will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:
  .  Written requests to redeem $100,000 or more
  .  Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days

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  .  Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
  . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE The sale of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 14 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, each Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:
  . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name
  . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
  .  Redemptions of shares purchased through a dividend reinvestment program
  .  Redemptions pursuant to a systematic withdrawal plan
  . Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code ("IRC"), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees to assess and collect redemption fees for the Fund from customer accounts, then no redemption fees will be charged by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated and about the availability of exceptions to the redemption fee.

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SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

With respect to D Shares of Brown Advisory Small-Cap Growth Fund, if your account falls below $500, the Fund may close your account and send you the proceeds upon 60 days' notice.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange the Institutional Shares within 14 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" above for additional information. To calculate redemption fees, each Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time. The Fund may reduce or eliminate the exchange fee without notice but increases in such fees require 60 days prior notice. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

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REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges (See "Investment Procedures Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                HOW TO EXCHANGE
                     THROUGH A FINANCIAL ADVISOR
                     .  Contact your Advisor using the
                        method that is most convenient for
                        you
                     BY MAIL
                     .  Prepare a written request
                        including:
                     .  Your name(s) and signature(s)
                     .  Your account number
                     .  The names of each fund (and class)
                        you are exchanging
                     .  The dollar amount or number of
                        shares you want to sell (and
                        exchange)
                     .  Open a new account and complete an
                        account application if you are
                        requesting different shareholder
                        privileges
                     .  Obtain a signature guarantee, if
                        required
                     .  Mail us your request and
                        documentation
                     BY TELEPHONE
                     .  Call us with your request (unless
                        you declined telephone redemption
                        privileges on your account
                        application)
                     .  Provide the following information:
                     .  Your account number
                     .  Exact name(s) in which account is
                        registered
                     .  Additional form of identification

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CHOOSING A SHARE CLASS

Brown Advisory International Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Maryland Bond Fund each offer one class of shares, Institutional Shares, which is available to all investors.

The Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Intermediate Income Fund offer two classes of shares, each designed for specific investors. The following is a summary of the differences between Institutional Shares and A Shares for each of these Funds:


         INSTITUTIONAL SHARES                         A SHARES
 .  Designed for institutions           .  Designed for retail investors and
    (financial institutions,               certain employee- directed benefit
    corporations, trusts, estates and      plans
    religious and charitable            .  Initial sales charge of 3.50% or
    organizations) investing for           less for all Funds (5.50% or less
    proprietary accounts, corporate        for Brown Advisory Opportunity
    benefit plans with assets of at        Fund and 1.50% or less for Brown
    least $10 million, and investors       Advisory Intermediate Income Fund).
    investing through fee based         .  No initial sales charge applies to
    financial advisers.                    purchases of $1 million or more
 .  No initial or deferred sales        .  Deferred sales charge of 1.00% on
    charges                                purchases of $1 million or more
 .  Redemption/Exchange fee of 1.00%       off all equity fund shares
    if shares are liquidated within 14     liquidated in whole or in part
    days of purchase                       within 18 months of purchase (two
 .  No Rule 12b-1 distribution/service     years for Brown Advisory
    fee                                    Opportunity Fund)
 .  Shareholder service fee up to       .  Deferred sales charge of up to
    0.05% of the class' average daily      0.50% on purchases of $1 million
    net assets.                            or more liquidated in whole or in
 .  Lower expense ratio than A Shares      part within two years of purchase
    because Rule 12b-1 distribution/    .  No redemption/exchange fee
    service fees of A Shares is higher  .  Rule 12b-1 distribution/ service
    than shareholder service fee of        fee equal to 0.50% of the class'
    Institutional Shares                   average daily net assets (0.25%
                                           for Brown Advisory Opportunity
                                           Fund and Brown Advisory
                                           Intermediate Income Fund)
                                        .  No separate shareholder service fee
                                        .  Higher expense ratio than
                                           Institutional Shares because Rule
                                           12b-1 distribution/service fee of
                                           A shares is higher than the
                                           shareholder service fee of
                                           Institutional Shares

Effective April 25, 2006, all issued and outstanding A Shares of Brown Advisory Small-Cap Growth Fund were renamed D Shares. A Shares of Brown Advisory Small-Cap Growth Fund offered in this prospectus are a newly created Fund class.

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As of April 25, 2006, Brown Advisory Small-Cap Growth Fund ceased the public offering of D Shares. This means that D Shares is closed to new investors and current shareholders may not purchase additional shares (except through a pre-established automatic distribution reinvestment program).

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules of the Fund before investing. You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of a Fund. Sales charge information is not separately posted under the mutual fund section (the "Section") of the Advisor's website located at www.brownadvisory.com because a copy of this prospectus containing such information is already available for review, free of charge, under the Section.

SALES CHARGE SCHEDULE -- A SHARES OF BROWN ADVISORY GROWTH EQUITY FUND, BROWN ADVISORY VALUE EQUITY FUND, BROWN ADVISORY SMALL-CAP GROWTH FUND AND BROWN ADVISORY SMALL-CAP VALUE FUND An initial sales charge is assessed on purchases of A Shares as follows:

                                     SALES CHARGE (LOAD) AS
                                             % OF:
                                        PUBLIC     NET ASSET
    AMOUNT OF PURCHASE              OFFERING PRICE VALUE/(1)/ REALLOWANCE %
    $0 but less than $50,000            3.50%        3.63%        3.50%
    $50,000 but less than $100,000      3.00%        3.09%        3.00%
    $100,000 but less than $250,000     2.50%        2.56%        2.50%
    $250,000 but less than $500,000     2.00%        2.04%        2.00%

              $500,000 but less than $1,000,000 1.50% 1.52% 1.50%
              $1,000,000 and up/(2)/            0.00% 0.00% 0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

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SALES CHARGE SCHEDULE -- A SHARES OF BROWN ADVISORY OPPORTUNITY FUND An initial sales charge is assessed on purchases of A Shares as follows (A Shares are not currently available for purchase):

                                     SALES CHARGE (LOAD) AS
                                             % OF:
                                        PUBLIC     NET ASSET
    AMOUNT OF PURCHASE              OFFERING PRICE VALUE/(1)/ REALLOWANCE %
    $0 but less than $50,000            5.50%        5.82%        5.00%
    $50,000 but less than $100,000      4.50%        4.71%        4.00%
    $100,000 but less than $250,000     3.50%        3.63%        3.00%
    $250,000 but less than $500,000     2.50%        2.56%        2.25%

              $500,000 but less than $1,000,000 2.00% 2.04% 1.75%
              $1,000,000 and up/(2)/            0.00% 0.00% 0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

SALES CHARGE SCHEDULE -- A SHARES OF BROWN ADVISORY INTERMEDIATE INCOME FUND An initial sales charge is assessed on purchases of A Shares as follows:

                                      SALES CHARGE (LOAD) AS
                                              % OF:
                                         PUBLIC     NET ASSET
   AMOUNT OF PURCHASE                OFFERING PRICE VALUE/(1)/ REALLOWANCE %
   Less than $100,000                    1.50%        1.52%        1.35%
   $100,000 but less than $500,000       1.25%        1.27%        1.10%
   $500,000 but less than $1,000,000     1.00%        1.01%        0.90%
   $1,000,000 and up/(2)/                0.00%        0.00%        0.00%

/(1)/Rounded to the nearest one-hundredth percent.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 0.50% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.

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REDUCED SALES CHARGES -- A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, "Brown Shares") (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name,
(ii) in the name of your spouse, (iii) in the name of you and your spouse,
(iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:
  . Information or records regarding Brown Shares held in all accounts in your name at the transfer agent;
  . Information or records regarding Brown Shares held in all accounts in your name at a financial intermediary; and
  . Information or records regarding Brown Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund's A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. Accounts subject to the LOI must be specifically identified in the LOI.

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ELIMINATION OF INITIAL SALES CHARGES -- A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:
  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC
  . Any bank, trust company, savings institution, registered investment advisor, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee
  . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
  . Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)
  . Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares of a Fund so purchased may not be resold except to that Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE -- A SHARES A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares of each equity fund that were part of a purchase of $1 million or more and that are liquidated in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund). A CDSC of 0.50% of the sale price is assessed on redemptions of A Shares of Brown Advisory Intermediate Income Fund that were part of a purchase of $1 million or more and that are liquidated in whole or in part within two years of purchase.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. A Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. The Distributor pays a sales commission of 1.00% of the offering price of A Shares of each equity fund and a sales commission of 0.50% of the offering price of A Shares of Brown Advisory Intermediate Income Fund to brokers that initiate and are responsible for purchases of $1 million or more.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which a Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation

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for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares (0.25% for Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares of Brown Advisory Small-Cap Growth Fund. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders.

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because each Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

RETIREMENT ACCOUNTS

You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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OTHER PERFORMANCE
INFORMATION       [LOGO] BROWN ADVISORY FUNDS


        PERFORMANCE INFORMATION FOR THE BROWN ADVISORY OPPORTUNITY FUND

                        BROWN ADVISORY OPPORTUNITY FUND
                                    (BIAOX)
                     INSTITUTIONAL SHARES PERFORMANCE (%)
                            AS OF JUNE 30, 2007 /1/

                                    [CHART]


/1/ QTD, quarter to date, refers to the period April 1, 2007 through June 30, 2007. YTD, year to date, refers to the period January 1, 2007 through June 30, 2007. ITD, inception to date, refers to the period June 29, 1998 through June 30, 2007. Performance for periods greater than one year is annualized.


Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance for other share classes will vary.

Performance figures and charts include the reinvestment of dividend and capital gain distributions. Returns would have been lower during the specified periods if the payment of certain fees by the Fund had not been waived or expenses reimbursed. The Fund's annual operating expense ratio (gross) is 2.00%. However the Fund's Advisor has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses are 1.50%. This agreement is in effect until September 30, 2008. For the most recent month end performance please call 1 (800) 540-6807.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

[LOGO] BROWN ADVISORY FUNDS


Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund's Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if the Fund assets remain at current levels or if they increase.

For further information regarding the Fund including information regarding the Fund's objective, risks, investment policies and expenses, please see pages 21 through 25 of this Prospectus.

   LOGO

PAST PERFORMANCE OF CARDINAL CAPITAL MANAGEMENT, L.L.C., SUB-ADVISOR -- BROWN ADVISORY SMALL-CAP VALUE FUND

The performance information below has been provided by Cardinal. It relates to the historical performance of the private client accounts managed by Cardinal pursuant to its small-cap value equity style (the "Composite"), the style used to manage Brown Advisory Small-Cap Value Fund which commenced operations on October 2003. Cardinal does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

WHILE CARDINAL IS PRIMARILY RESPONSIBLE FOR THE FUND'S PERFORMANCE, THE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund. Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by Cardinal's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of Cardinal's private accounts for the periods ended December 31, 2006. The total return figures reflect performance net of all advisory fees and transaction costs. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

 LOGO


             CARDINAL'S SMALL-CAP VALUE EQUITY STRATEGY COMPOSITE
                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                        PERIOD ENDED DECEMBER 31, 2006

                                    [CHART]

1 Year    3 Years      5 Years      10 Years    Since Inception (May 1,1995)
------    -------      -------      --------    ----------------------------
12.29%     22.76%       16.38%       15.41%              16.43%


                                     CARDINAL'S
                                      SMALL-CAP      RUSSELL
                                    VALUE EQUITY     2000(R)      RUSSELL
                                      STRATEGY        VALUE       2000(R)
   YEAR(S)                          COMPOSITE/(1)/ INDEX/(2)/   INDEX/(3)/
   1 Year (2006)                       15.02%       23.48%       18.35%
   3 Years (2004-2006)                 16.86%       16.48%       13.55%
   5 Years (2002-2007)                 15.75%       15.38%       11.39%
   10 Years (1997-2007)                14.23%       13.28%        9.43%
   Since Inception (1995-2007)/(4)/    16.31%       14.73%/(5)/  11.18%/(5)/

/(1)/The performance information has been provided by Cardinal Capital
     Management, LLC. The presentation above describes 33 accounts valued at $951 million, as of December 31, 2006. The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions, except those accounts having less than $5 million in assets. As of December 31, 2006, 53 accounts were excluded from the composite (combined assets of $304 million). Composite performance includes terminated accounts and accounts that have been open for at least one month.
/(2)/The Russell 2000 Value Index measures the performance of those Russell
     2000 companies with lower price-to-book ratios and lower forecasted growth values.
/(3)/The Russell 2000 Index is a widely recognized, capitalization-weighted index, which measures the performance of approximately the 2,000 smallest companies in the Russell 3000 index.
/(4)/Since inception, May 1, 1995 through December 31, 2006.
/(5)/For the period of April 30, 1995 through December 31, 2006.

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   LOGO


PAST PERFORMANCE OF PHILADELPHIA INTERNATIONAL ADVISORS, LP, SUB-ADVISOR --BROWN ADVISORY INTERNATIONAL FUND

The performance information has been provided by PIA. It relates to the historical performance of the client accounts managed by PIA pursuant to its international equity select style (the "Composite"), the style used by PIA to manage the assets of Brown Advisory International Fund allocated to it for management by the Advisor. PIA has managed all or a portion of the Fund's assets since the Fund's inception in January 2003. PIA does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

WHILE PIA IS PRIMARILY RESPONSIBLE FOR THE PERFORMANCE OF THAT PORTION OF THE FUND'S PORTFOLIO ALLOCATED TO IT FOR MANAGEMENT, THE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower. You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by PIA's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amend, or Subchapter M of the Internal Revenue Code of 1986, as amended.

Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Composite for the periods ended December 31, 2006. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

 LOGO


                  PIA'S INTERNATIONAL EQUITY SELECT COMPOSITE
                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                        PERIOD ENDED DECEMBER 31, 2006

                                    [CHART]
1 Year        Since Inception(April 1,2003)
------        -----------------------------
 25.04%                 24.50%


                                               PIA'S
                                           INTERNATIONAL
                                              EQUITY         MSCI
                                             STRATEGY        EAFE
          YEAR(S)                          COMPOSITE/(1)/ INDEX/(2)/
          1 Year (2006)                       26.13%       26.34%
          Since Inception (2003-2006)/(3)/    26.34%       29.08%/(4)/

/(1)/The performance information has been provided by Philadelphia
     International Advisors, LP. The presentation above describes 3 accounts (inclusive of Brown Advisory International Fund assets allocated to PIA for management) valued at $533 million, as of December 31, 2006. The Composite comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions. Composite performance includes terminated accounts. New accounts are added beginning the quarter following their inception date.
/(2)/The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising those countries in the MSCI universe that represent the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the MSCI EAFE Index's performance does not reflect the effect of expenses.
/(3)/April 1, 2003 through December 31, 2006.
/(4)/For the period from September 30, 2004 through December 31, 2006.

   LOGO

PAST PERFORMANCE OF WALTER SCOTT & PARTNERS LIMITED, SUB-ADVISOR -- BROWN ADVISORY INTERNATIONAL FUND

The performance information has been provided by WSPL. It relates to the historical performance of all U.S. dollar based client accounts managed by WSPL pursuant to its international equity style since December 31, 1991 (the "Composite"). The international equity style is the style used by WSPL to manage the assets of Brown Advisory International Fund allocated to it for management by the Advisor. WSPL has been a Sub-Advisor to the Fund since August 2004. Other registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund are included in the Composite.

WHILE WSPL IS PRIMARILY RESPONSIBLE FOR THE PERFORMANCE OF THAT PORTION OF THE FUND'S PORTFOLIO ALLOCATED TO IT FOR MANAGEMENT, THE INFORMATION PRESENTED DOES NOT REPRESENT THE PAST PERFORMANCE OF THE FUND. If the performance of the Composite had been readjusted to reflect the first year expenses of the Fund, the performance of the Composite would have been lower than the Fund's. You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period have been time-weighted and dollar-weighted in accordance with AIMR-PPS/TM/. Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, if applicable (income withdraws are treated as cash out), and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of WSPL's maximum 1.00% management fee, brokerage commissions, execution costs, and withholding taxes in dividends and interest, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amend, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of WSPL's private accounts for the periods ended December 31, 2006. The total return figures reflect performance net of all advisory fees and transaction costs. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

 LOGO


                WSPL'S INTERNATIONAL EQUITY STRATEGY COMPOSITE
                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                        PERIOD ENDED DECEMBER 31, 2006

                                    [CHART]

1 Year      3 Years      5 Years      10 Years
------      -------      -------      --------
20.21%       19.55%      15.71%        9.72%


                                         WSPL'S
                                      INTERNATIONAL
                                         EQUITY        MSCI
                                        STRATEGY       EAFE
                 YEAR(S)              COMPOSITE/(1)/ INDEX/(2)/
                 1 Year (2006)           20.78%       26.34%
                 3 Years (2003-2006)     19.55%       15.93%
                 5 Years (2001-2006)     15.71%       14.98%
                 10 Years (1996-2006)     9.73%        7.71%

/(1)/The performance information has been provided by Walter Scott & Partners
     Limited. The presentation above describes 53 accounts valued at $10.5 billion as of December 31, 2006. The Composite comprises all U.S. dollar denominated discretionary accounts that have substantially similar investment objectives, policies and restrictions. Composite performance includes terminated accounts and accounts that have been open for at least one month.
/(2)/The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising those countries in the MSCI universe that represent the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks net of withholding tax included in the index. Unlike the performance figures of the Fund, the MSCI EAFE Index's performance does not reflect the effect of expenses.

OTHER INFORMATION  LOGO

DISTRIBUTIONS

The Fund declares distributions from net investment income at least quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of each Fund (including distributions from D Shares of Brown Advisory Small-Cap Growth Fund) are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder. To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund's distributions of dividends that it receives from REITs generally do not constitute "qualified dividend income."

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more

 LOGO

than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year. The REITs in which the Brown Advisory Real Estate Fund invests may not provide complete tax information to the Fund until after the calendar year end. As a result, it may be necessary of the Brown Advisory Real Estate Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Forum 1099-DIV after January 31.

ADDITIONAL TAX MATTERS -- BROWN ADVISORY MARYLAND BOND FUND It is anticipated that substantially all of the Fund's net income will be exempt from Federal and Maryland state income taxes.

Generally, you are not subject to Federal income tax on the Fund's distributions of its tax-exempt interest income other than the Federal alternative minimum tax ("AMT").

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS  LOGO


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of a Fund's operations if less than 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2007 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The financial information for Institutional Shares of Brown Advisory Opportunity Fund for periods prior to December 30, 2005 is that of The Nevis Fund, Inc. (see Risk/Return Summary -- Brown Advisory Opportunity
Fund). The financial information for Institutional Shares and A Shares of Brown Advisory Intermediate Income Fund prior to September 22, 2002 is that of Institutional Shares and A Shares, respectively, of Short-Intermediate Income Fund, Inc. (see Risk/Return Summary -- Brown Advisory Intermediate Income Fund).

97

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                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                                                             98

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  [LOGO] BROWN ADVISORY FUNDS

                                                                       SELECTED DATA FOR A SINGLE SHARE
                                   -----------------------------------------------------------------------------------
                                                                                               DISTRIBUTIONS
                                                                                     ---------------------------------
                                   NET ASSET     NET         NET REALIZED                                    TOTAL
                                     VALUE    INVESTMENT         AND      TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS
                                   BEGINNING    INCOME        UNREALIZED  INVESTMENT INVESTMENT REALIZED      TO
                                   OF PERIOD    (LOSS)       GAIN (LOSS)  OPERATIONS   INCOME    GAINS   SHAREHOLDERS
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended
 May 31, 2007
   Institutional Shares             $ 8.97     (0.02)/(b)/       1.92        1.90         --        --          --
   A Shares/(f)/                      8.98     (0.08)/(b)/       1.93        1.85         --        --          --
 May 31, 2006
   Institutional Shares               8.50     (0.01)/(b)/       0.48        0.47         --        --          --
   A Shares/(f)/                      8.94        --/(b)(g)/     0.04        0.04         --        --          --
 May 31, 2005
   Institutional Shares               8.33      0.03/(b)/        0.17        0.20      (0.03)       --       (0.03)
 May 31, 2004
   Institutional Shares/(h)/          7.22        --/(g)/        1.12        1.12      (0.01)       --       (0.01)
 May 31, 2003
   Institutional Shares/(i)/          7.58      0.03            (0.35)      (0.32)     (0.04)       --       (0.04)
   A Shares/(h)/                      6.96        --             0.25        0.25         --        --          --
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares             $13.69      0.20/(b)/        2.85        3.05      (0.20)    (0.51)      (0.71)
   A Shares/(f)/                     13.68      0.12/(b)/        2.85        2.97      (0.09)    (0.51)      (0.60)
 May 31, 2006
   Institutional Shares              13.66      0.21/(b)/        0.88        1.09      (0.17)    (0.89)      (1.06)
   A Shares/(f)/                     13.96      0.05/(b)/       (0.33)      (0.28)        --        --          --
 May 31, 2005
   Institutional Shares              13.44      0.14/(b)/        1.00        1.14      (0.12)    (0.80)      (0.92)
 May 31, 2004
   Institutional Shares/(j)/         12.86      0.04             0.56        0.60      (0.02)       --       (0.02)
 December 31, 2003
   Institutional Shares/(f)(k)/      10.00      0.07             3.38        3.45      (0.07)    (0.52)      (0.59)

                                   ----------------------


                                               NET ASSET
                                                 VALUE
                                   REDEMPTION   END OF
                                   FEES/(B)/    PERIOD
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended
 May 31, 2007
   Institutional Shares                --       $10.87
   A Shares/(f)/                       --        10.83
 May 31, 2006
   Institutional Shares                --         8.97
   A Shares/(f)/                       --         8.98
 May 31, 2005
   Institutional Shares                --         8.50
 May 31, 2004
   Institutional Shares/(h)/           --/(g)/    8.33
 May 31, 2003
   Institutional Shares/(i)/           --         7.22
   A Shares/(h)/                       --         7.21
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares                --       $16.03
   A Shares/(f)/                       --        16.05
 May 31, 2006
   Institutional Shares                --        13.69
   A Shares/(f)/                       --        13.68
 May 31, 2005
   Institutional Shares                --        13.66
 May 31, 2004
   Institutional Shares/(j)/           --/(g)/   13.44
 December 31, 2003
   Institutional Shares/(f)(k)/        --        12.86

99

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[LOGO] BROWN ADVISORY FUNDS

                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
    21.18 %        $ 71,355        (0.25)%     1.09%        1.09%       29%
    20.60 %           3,988        (0.77)%     1.60%        2.07%       29%
     5.53 %          52,938        (0.13)%     1.09%        1.11%       38%
      .45 %           1,825        (0.51)%     1.49%        7.00%       38%
     2.45 %          44,288         0.41 %     0.98%        1.09%       40%
    15.52 %          44,709         0.03 %     1.00%        1.21%       32%
    (4.16)%          34,067         0.50 %     0.73%        1.29%       42%
     3.59 %              10         0.14 %     1.25%     1477.65%       42%
    22.85 %        $216,826         1.38 %     0.99%        0.99%       39%
    22.14 %           5,711         0.81 %     1.60%        1.86%       39%
     8.26 %         158,306         1.51 %     0.99%        0.99%       75%
    (2.01)%           2,120         4.11 %     1.56%        4.84%       75%
     8.67 %         133,454         1.04 %     0.99%        1.03%       78%
     4.69 %          95,117         0.82 %     1.00%        1.09%       33%
    34.79 %          66,555         1.04 %     1.00%        1.49%       71%


                                                                            100

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  [LOGO] BROWN ADVISORY FUNDS

                                                                   SELECTED DATA FOR A SINGLE SHARE
                                ---------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTIONS
                                                                                ---------------------------------
                                NET ASSET    NET        NET REALIZED                                    TOTAL
                                  VALUE   INVESTMENT        AND      TOTAL FROM  FROM NET  FROM NET DISTRIBUTIONS
                                BEGINNING   INCOME       UNREALIZED  INVESTMENT INVESTMENT REALIZED      TO       REDEMPTION
                                OF PERIOD   (LOSS)      GAIN (LOSS)  OPERATIONS   INCOME    GAINS   SHAREHOLDERS  FEES/(B)/
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended
 May 31, 2007
   Institutional Shares          $11.38     (0.08)/(b)/     2.62        2.54        --        --         --           --
   A Shares/(f)(l)/               11.37     (0.14)/(b)/     2.60        2.46        --        --         --           --
   D Shares                       21.28     (0.24)/(b)/     4.89        4.65        --        --         --           --
 May 31, 2006
   Institutional Shares           10.32     (0.11)/(b)/     1.17        1.06        --        --         --           --
   A Shares/(f)(l)/               12.11     (0.02)/(b)/    (0.72)      (0.74)       --        --         --           --
   D Shares                       19.38     (0.31)/(b)/     2.21        1.90        --        --         --           --
 May 31, 2005
   Institutional Shares           10.11     (0.12)/(b)/     0.33        0.21        --        --         --           --/(g)/
   A Shares                       19.09     (0.28)/(b)/     0.57        0.29        --        --         --           --/(g)/
 May 31, 2004
   Institutional Shares            7.99     (0.14)          2.26        2.12        --        --         --           --/(g)/
   A Shares/(m)/                  15.06     (0.30)          4.33        4.03        --        --         --           --
 May 31, 2003
   Institutional Shares/(n)/       8.26     (0.09)         (0.18)      (0.27)       --        --         --           --/(g)/
   A Shares/(f)/                  11.18     (0.18)          4.06        3.88        --        --         --           --
   B Shares/(m)/                  10.56     (0.17)          3.79        3.62        --        --         --           --

                                ----------



                                NET ASSET
                                VALUE END
                                OF PERIOD
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended
 May 31, 2007
   Institutional Shares          $13.92
   A Shares/(f)(l)/               13.83
   D Shares                       25.93
 May 31, 2006
   Institutional Shares           11.38
   A Shares/(f)(l)/               11.37
   D Shares                       21.28
 May 31, 2005
   Institutional Shares           10.32
   A Shares                       19.38
 May 31, 2004
   Institutional Shares           10.11
   A Shares/(m)/                  19.09
 May 31, 2003
   Institutional Shares/(n)/       7.99
   A Shares/(f)/                  15.06
   B Shares/(m)/                  14.18

101

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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
    22.32 %        $147,362        (0.68)%     1.27%       1.27%        65%
    21.64 %           1,160        (1.12)%     1.85%       5.11%        65%
    21.85 %          13,845        (1.06)%     1.63%       1.63%        65%
    10.27 %        $122,211        (1.01)%     1.25%       1.26%        80%
    (6.11)%             370        (1.55)%     1.80%      11.69%        80%
      9.80%          13,982        (1.44)%     1.68%       1.69%        80%
     2.08 %         106,643        (1.19)%     1.23%       1.25%        22%
     1.52 %          15,281        (1.49)%     1.53%       1.80%        22%
    26.53 %         112,594        (1.21)%     1.23%       1.24%        25%
    26.76 %          18,846        (1.49)%     1.50%       1.81%        25%
    (3.27)%         103,357        (1.20)%     1.25%       1.28%        33%
    34.70 %          16,625        (1.46)%     1.50%       1.95%        33%
    34.28 %           1,409        (1.96)%     2.00%       4.95%        33%

                                                                            102

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
                                                                             SELECTED DATA FOR A SINGLE SHARE
                                   ----------------------------------------------------------------------------------------------
                                                                                                    DISTRIBUTIONS
                                                                                     --------------------------------------------
                                   NET ASSET     NET        NET REALIZED                                     FROM       TOTAL
                                     VALUE    INVESTMENT        AND       TOTAL FROM  FROM NET   FROM NET   RETURN  DISTRIBUTIONS
                                   BEGINNING    INCOME       UNREALIZED   INVESTMENT INVESTMENT  REALIZED     OF         TO
                                   OF PERIOD    (LOSS)      GAIN (LOSS)   OPERATIONS   INCOME     GAINS     CAPITAL SHAREHOLDERS
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares/(o)/        $14.09      0.12/(b)/       2.30         2.42      (0.08)    (0.71)         --      (0.79)
   A Shares/(f)/                     14.08      0.04/(b)/       2.28         2.32      (0.02)    (0.71)         --      (0.73)
 May 31, 2006
   Institutional Shares/(o)/         13.08      0.07/(b)/       1.94         2.01      (0.09)    (0.91)         --      (1.00)
   A Shares/(f)/                     14.94       /--(b)(g)/    (0.86)       (0.86)        --        --          --         --
 May 31, 2005                                                                                                   --
   Institutional Shares/(o)/         11.31      0.07/(b)/       2.07         2.14      (0.06)    (0.31)         --      (0.37)
 May 31, 2004
   Institutional Shares/(o)/         10.00     (0.01)           1.32         1.31         --        --/(g)/     --         --
BROWN ADVISORY OPPORTUNITY FUND
Year Ended
 May 31, 2007
   Institutional Shares             $12.55     (0.06)/(b)/      2.89         2.83         --        --          --         --
 May 31, 2006
   Institutional Shares              12.39     (0.16)/(b)/      0.32         0.16         --        --          --         --
 May 31, 2005/(q)(u)/                12.49     (0.16)/(b)/      0.06/(r)/   (0.10)        --        --          --         --
 May 31, 2004/(q)(u)/                 9.85     (0.22)           2.86         2.64         --        --          --         --
 May 31, 2003/(q)(u)/                10.20     (0.11)          (0.24)       (0.35)        --        --          --         --
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares             $15.60      0.20/(b)/       2.63         2.83      (0.16)    (0.58)         --      (0.74)
 May 31, 2006
   Institutional Shares              12.92      0.15/(b)/       3.35         3.50      (0.13)    (0.69)         --      (0.82)
 May 31, 2005
   Institutional Shares              13.69      0.21/(b)/       1.34         1.55      (0.19)    (2.13)         --      (2.32)
 May 31, 2004
   Institutional Shares/(j)/         13.48      0.09            0.13         0.22      (0.01)       --          --      (0.01)
 December 31, 2003
   Institutional Shares/(f)(s)/      10.00      0.15            3.96         4.11      (0.17)    (0.46)         --      (0.63)
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares             $13.15      0.20/(b)/       3.11         3.31      (0.36)    (0.60)         --      (0.96)
 May 31, 2006
   Institutional Shares              11.97      0.19/(b)/       1.66         1.85      (0.46)    (0.21)         --      (0.67)
 May 31, 2005
   Institutional Shares              10.10      0.34/(b)/       2.03         2.37      (0.43)       --       (0.07)     (0.50)
 May 31, 2004
   Institutional Shares/(f)/         10.00      0.21            0.03         0.24      (0.14)       --          --      (0.14)

                                   ----------------------


                                               NET ASSET
                                                 VALUE
                                   REDEMPTION   END OF
                                   FEES/(B)/    PERIOD
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares/(o)/           --       $15.72
   A Shares/(f)/                       --        15.67
 May 31, 2006
   Institutional Shares/(o)/           --/(g)/   14.09
   A Shares/(f)/                       --/(g)/   14.08
 May 31, 2005
   Institutional Shares/(o)/           --        13.08
 May 31, 2004
   Institutional Shares/(o)/           --/(g)/   11.31
BROWN ADVISORY OPPORTUNITY FUND
Year Ended
 May 31, 2007
   Institutional Shares                --       $15.38
 May 31, 2006
   Institutional Shares                --        12.55
 May 31, 2005/(q)(u)/                  --/(g)/   12.39
 May 31, 2004/(q)(u)/                  --/(g)/   12.49
 May 31, 2003/(q)(u)/                  --/(g)/    9.85
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares                --       $17.69
 May 31, 2006
   Institutional Shares                --        15.60
 May 31, 2005
   Institutional Shares                --        12.92
 May 31, 2004
   Institutional Shares/(j)/           --/(g)/   13.69
 December 31, 2003
   Institutional Shares/(f)(s)/        --/(g)/   13.48
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares                --       $15.50
 May 31, 2006
   Institutional Shares                --        13.15
 May 31, 2005
   Institutional Shares                --        11.97
 May 31, 2004
   Institutional Shares/(f)/           --/(g)/   10.10

103

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
                           RATIOS/SUPPLEMENTAL DATA
 -----------------------------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS/(A)/
                                 -----------------------------------

                  NET ASSETS AT       NET                             PORTFOLIO
     TOTAL        END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/  (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
     17.71%         $145,656          0.86%     1.27%       1.27%        58%
     16.96%              873          0.30%     1.85%       5.22%        58%
    15.79 %         $113,999         0.50 %     1.26%       1.28%        48%
    (5.76)%              182        (0.29)%     1.80%      41.84%        48%
    19.09 %           85,004         0.58 %     1.23%       1.35%        57%
    13.13 %           39,779        (0.33)%     1.25%       2.04%        33%
    22.55 %         $ 17,903        (0.45)%     1.50%       1.97%       118%
     1.29 %/(p)/      18,650        (1.15)%     1.50%       1.75%        96%
    (0.80)%           20,442        (1.31)%     1.50%       1.50%        16%
    26.80 %           29,747        (1.48)%     1.50%       1.50%        61%
    (3.43)%           31,648        (1.43)%     1.50%       1.50%        51%
    18.62 %         $353,177         1.24 %     1.24%       1.24%        33%
    27.89 %          287,710         1.06 %     1.31%       1.31%        35%
    11.44 %          195,690         1.56 %     1.33%       1.36%        78%
     1.63 %          125,796         1.51 %     1.25%       1.30%        39%
    41.77 %          119,655         1.35 %     1.25%       1.37%        66%
    25.41 %         $ 30,125         1.32 %     1.27%       1.27%        32%
    15.76 %           21,370         1.51 %     1.24%       1.34%        45%
    23.88 %           20,253         3.05 %     0.98%       1.47%        10%
     2.34 %           13,861         5.23 %     1.00%       4.52%        15%

                                                                            104

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
                                                                    SELECTED DATA FOR A SINGLE SHARE
                                -----------------------------------------------------------------------------------------------
                                                                                           DISTRIBUTIONS
                                                                                -----------------------------------
                                NET ASSET    NET       NET REALIZED                                       TOTAL
                                  VALUE   INVESTMENT       AND       TOTAL FROM  FROM NET  FROM NET   DISTRIBUTIONS
                                BEGINNING   INCOME      UNREALIZED   INVESTMENT INVESTMENT REALIZED        TO       REDEMPTION
                                OF PERIOD   (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME    GAINS     SHAREHOLDERS  FEES/(B)/
BROWN ADVISORY MARYLAND BOND FUND
Year Ended
 May 31, 2007
   Institutional Shares          $10.28      0.32/(b)/     0.01         0.33      (0.32)      --          (0.32)        --
 May 31, 2006
   Institutional Shares           10.51      0.29/(b)/    (0.23)        0.06      (0.29)      --          (0.29)        --
 May 31, 2005
   Institutional Shares           10.44      0.30/(b)/     0.07         0.37      (0.30)      --/(g)/     (0.30)        --
 May 31, 2004
   Institutional Shares/(t)/      10.85      0.29         (0.41)       (0.12)     (0.29)      --          (0.29)        --
 May 31, 2003
   Institutional Shares           10.29      0.34          0.56         0.90      (0.34)      --          (0.34)        --
   A Shares/(t)/                  10.64      0.03          0.21         0.24      (0.03)      --          (0.03)        --
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares          $10.36      0.47/(b)/     0.11         0.58      (0.48)      --          (0.48)        --
   A Shares                       10.19      0.43/(b)/     0.11         0.54      (0.45)      --          (0.45)        --
 May 31, 2006
   Institutional Shares           10.76      0.43/(b)/    (0.39)        0.04      (0.44)      --          (0.44)        --/(g)/
   A Shares                       10.59      0.39/(b)/    (0.38)        0.01      (0.41)      --          (0.41)        --
 May 31, 2005
   Institutional Shares           10.71      0.41/(b)/     0.06         0.47      (0.42)      --          (0.42)        --
   A Shares                       10.55      0.37/(b)/     0.06         0.43      (0.39)      --          (0.39)        --
 May 31, 2004/(j)/
   Institutional Shares           10.92      0.18         (0.19)       (0.01)     (0.20)      --          (0.20)        --/(g)/
   A Shares                       10.76      0.16         (0.18)       (0.02)     (0.19)      --          (0.19)        --
 December 31, 2003
   Institutional Shares           10.92      0.41          0.01         0.42      (0.42)      --          (0.42)        --
   A Shares                       10.76      0.40         (0.02)        0.38      (0.38)      --          (0.38)        --
 December 31, 2002
   Institutional Shares           10.65      0.52/(b)/     0.25/(b)/    0.77      (0.50)      --          (0.50)        --
   A Shares                       10.49      0.49/(b)/     0.25/(b)/    0.74      (0.47)      --          (0.47)        --

                                ----------


                                NET ASSET
                                  VALUE
                                 END OF
                                 PERIOD
BROWN ADVISORY MARYLAND BOND FUND
Year Ended
 May 31, 2007
   Institutional Shares          $10.29
 May 31, 2006
   Institutional Shares           10.28
 May 31, 2005
   Institutional Shares           10.51
 May 31, 2004
   Institutional Shares/(t)/      10.44
 May 31, 2003
   Institutional Shares           10.85
   A Shares/(t)/                  10.85
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
 May 31, 2007
   Institutional Shares          $10.46
   A Shares                       10.28
 May 31, 2006
   Institutional Shares           10.36
   A Shares                       10.19
 May 31, 2005
   Institutional Shares           10.76
   A Shares                       10.59
 May 31, 2004/(j)/
   Institutional Shares           10.71
   A Shares                       10.55
 December 31, 2003
   Institutional Shares           10.92
   A Shares                       10.76
 December 31, 2002
   Institutional Shares           10.92
   A Shares                       10.76


105

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
                          RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------
                                 RATIOS TO AVERAGE NET ASSETS/(A)/
                                -----------------------------------

                 NET ASSETS AT       NET                             PORTFOLIO
     TOTAL       END OF PERIOD   INVESTMENT     NET       GROSS      TURNOVER
 RETURN/(C)(D)/ (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES/(E)/ RATE/(D)/
     3.21 %        $ 92,409         3.06%      0.71%       0.80%         6%
     0.65 %          82,118         2.83%      0.80%       0.80%         8%
     3.58 %          73,981         2.80%      0.75%       0.81%         5%
    (1.10)%          69,829         2.73%      0.75%       0.84%         6%
     8.93 %          66,672         3.23%      0.48%       0.84%         5%
     2.23 %             102         2.22%      1.00%      24.97%         5%
     5.72 %        $128,463         4.46%      0.60%       0.60%        25%
     5.39 %          18,428         4.16%      0.90%       0.90%        25%
     0.42 %         111,564         4.09%      0.60%       0.61%        33%
     0.06 %          15,525         3.71%      0.97%       0.97%        33%
     4.31 %          96,484         3.77%      0.60%       0.64%        39%
     4.09 %          16,823         3.48%      0.88%       1.07%        39%
    (0.01)%          69,251         3.90%      0.60%       0.64%        14%
    (0.20)%          18,971         3.64%      0.85%       1.08%        14%
     3.91 %          66,533         3.77%      0.48%       0.61%        69%
     3.59 %          20,309         3.52%      0.73%       1.03%        69%
     7.43 %          78,309         4.84%      0.45%       0.61%        40%
     7.24 %          30,565         4.59%      0.70%       0.91%        40%

  [LOGO] BROWN ADVISORY FUNDS


(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)Brown Advisory Growth Equity Fund's Institutional Shares and A Shares commenced operations on June 28, 1999 and April 25, 2006, respectively. Brown Advisory Value Equity Fund's Institutional Shares and A Shares commenced operations on January 28, 2003 and April 25, 2006, respectively. Brown Advisory Small-Cap Growth Fund's Institutional Shares, A Shares and D Shares commenced operations on June 28, 1999, April 25, 2006 and
   September 20, 2002, respectively. Brown Advisory Small-Cap Value Fund's Institutional Shares and A Shares commenced operations on October 31, 2003 and April 25, 2006, respectively. Brown Advisory Opportunity Fund's Institutional Shares commenced operations on June 29, 1998. Brown Advisory International Fund's Institutional Shares commenced operations on
   January 28, 2003. Brown Advisory Real Estate Fund's Institutional Shares commenced operations on December 10, 2003. Brown Advisory Maryland Bond Fund's Institutional Shares commenced operations on December 21, 2000. Brown Advisory Intermediate Income Fund's Institutional Shares and A Shares commenced operations on November 2, 1995 and May 13, 1991, respectively.
(g)Less than $0.01 per share.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(i)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 10.83% and 1.25%, respectively.
(l)Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(m)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(n)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(o)Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(p)The Fund's total return calculation includes a reimbursement by an affiliate. Excluding the effect of payment from the Fund's ending net assets value per share, total return for the year ended May 31, 2006 would have been -1.67%.
(q)Period audited by other auditors.
(r)The amount shown for the year ended May 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(s)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
(t)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(u)Financial information is that of Predecessor Fund.

[LOGO] BROWN ADVISORY FUNDS


               BROWN ADVISORY GROWTH         BROWN ADVISORY
                    EQUITY FUND            INTERNATIONAL FUND
                Institutional Shares      Institutional Shares
                      A Shares

                BROWN ADVISORY VALUE      BROWN ADVISORY REAL
                    EQUITY FUND               ESTATE FUND
                Institutional Shares      Institutional Shares
                      A Shares

              BROWN ADVISORY SMALL-CAP  BROWN ADVISORY MARYLAND
                    GROWTH FUND                BOND FUND
                Institutional Shares      Institutional Shares
                      A Shares
                      D Shares

              BROWN ADVISORY SMALL-CAP       BROWN ADVISORY
                     VALUE FUND         INTERMEDIATE INCOME FUND
                Institutional Shares      Institutional Shares
                      A Shares                  A Shares

                   BROWN ADVISORY
                  OPPORTUNITY FUND
                Institutional Shares
                      A Shares

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
     You can get free copies of the annual/semi-annual reports and the SAI, request other information
      and discuss your questions about each Fund by contacting the Fund at:

                              Brown Advisory Funds
                                  P.O. Box 446
                              Portland, Maine 04112
                           (800) 540-6807 (toll free)

  The Funds' prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Advisor's website at www.brownadvisory.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities
    and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
  You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                       E-mail address: publicinfo@sec.gov

  Fund information, including copies of the annual/semi-annual reports and the
             SAI, is available on the SEC's website at www.sec.gov.

                                  DISTRIBUTOR
                           Foreside Fund Services, LLC
                                www.foresides.com

                   Investment Company Act File No. 811-03023

                                 120-PU-10/07